TWEEDY, BROWNE
                               GLOBAL VALUE FUND


                                    ANNUAL

                                MARCH 31, 1999



                                TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           Tweedy, Browne Fund Inc.

Investment Manager's Report............................................  1

Tweedy, Browne Global Value Fund:
  Portfolio Highlights................................................. 20
  Perspective On Assessing Investment Results.......................... 21
  Portfolio of Investments............................................. 23
  Schedule of Forward Exchange Contracts............................... 32
  Statement of Assets and Liabilities.................................. 37
  Statement of Operations.............................................. 38
  Statements of Changes in Net Assets.................................. 39
  Financial Highlights................................................. 40
  Notes to Financial Statements........................................ 41
  Report of Ernst & Young LLP, Independent Auditors.................... 49
  Tax Information (unaudited).......................................... 50

Tweedy, Browne American Value Fund:
  Portfolio Highlights................................................. 51
  Perspective On Assessing Investment Results.......................... 52
  Portfolio of Investments............................................. 54
  Schedule of Forward Exchange Contracts............................... 62
  Statement of Assets and Liabilities.................................. 64
  Statement of Operations.............................................. 65
  Statements of Changes in Net Assets.................................. 66
  Financial Highlights................................................. 67
  Notes to Financial Statements........................................ 68
  Report of Ernst & Young LLP, Independent Auditors.................... 75
  Tax Information (unaudited).......................................... 76

     This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.
Investment Manager's Report



                             [PHOTO APPEARS HERE]





           Chris Browne, John Spears and Will Browne (seated L to R)
                 Bob Wyckoff and Tom Shrager (back row L to R)


To Our Shareholders:

     We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 1999. However, while we are pleased with the long-term investment returns of both Funds since their inceptions in 1993, there is not much to be pleased about this year concerning the building of our and our shareholders' wealth. We think it is realistic to expect that good long-term returns will be formed by a somewhat random pattern of good and not-so-good annual investment returns. The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $388.3 million in portfolios combined with or similar to client portfolios, including approximately $40.7 million in the Global Value Fund and $31.3 million in the American Value Fund. With our own money and with clients' money, we plan to stick with the value investment approach that, on average (but not every year), has worked so well for us over the past 24 years. The underlying intrinsic value of most of the companies that the Funds own increased more than their share prices, laying the ground work, we believe (and hope), for good returns in the future. The net asset value of shares of Tweedy, Browne Global Value Fund increased 3.03%*, after adding back the calendar year-end dividend. The net asset value of shares of Tweedy, Browne American Value Fund declined 1.09%*, after adding back the calendar year-end dividend. It was a very strange year in that the stocks that did well were few in number. And those that did well, by and large, did very well. Internet stocks and technology stocks, which we do not own, did extremely well, appearing to defy all forms of fundamental financial gravity, while large value stocks and most mid-cap and small cap stocks did poorly. Our performance* for various periods ended March 31, 1999, and that of the various indices to which we compare ourselves, is set forth in the following chart:

--------------------------------------------------------------------------
                                                  Morningstar  Morningstar
                                                     World       Foreign
                  Tweedy, Browne    MSCI EAFE(1)  Stock Funds  Stock Funds
                  Global Value    US $     Hedged  Average(2)  Average(3)
--------------------------------------------------------------------------
1 Year                 3.03%     6.06%     4.78%      0.15%     (0.25)%
--------------------------------------------------------------------------
3 Years               16.95      8.47     14.90      11.62       8.70
--------------------------------------------------------------------------
5 Years               13.91      8.75     12.30      11.53       7.69
--------------------------------------------------------------------------
Since Inception(9)    15.91      9.14     11.98      12.36       9.63
--------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                             Morningstar     Morningstar
                                                               Mid-Cap        Domestic
                Tweedy, Browne   S&P       Mid-Cap  Russell   Value Funds    Stock Funds
                American Value  500(4)     400(5)   2000(6)   Average(7)     Average(8)
--------------------------------------------------------------------------------------------
1 Year              (1.09)%     18.49%     0.46%   (16.25)%     (9.79)%        3.65%
--------------------------------------------------------------------------------------------
3 Years             19.39       28.05     18.30      7.73       12.71         17.18
--------------------------------------------------------------------------------------------
5 Years             20.54       26.21     18.21     11.23       14.38         17.92
--------------------------------------------------------------------------------------------
Since Inception(9)  18.57       23.78     17.10     10.60       13.31         16.60
--------------------------------------------------------------------------------------------

See page 19 for footnotes 1 through 9, which describe the indices and inception dates of the Funds.

---------------

* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

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

     The difference between the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), and the Russell 2000 Index ("Russell 2000") at 3,474 basis points (34.74%) is perhaps greater than we can ever recall. The S&P 500 is an index of large cap stocks and the Russell 2000 is an index of mid and smaller cap stocks. (The 1,000 largest stocks are excluded from the Russell 2000). In calendar year 1998, 15 stocks, a mere 3% of the issues in the Index, accounted for 52% of the performance of the S&P 500. Of these 15 stocks, nine were either technology or communications companies. If you owned those stocks, you had a great 1998. Most value investors did not own those stocks. The trailing twelve-month price/earnings ratio at the end of 1998 for those stocks was 47.7 times. The projected price/earnings ratio for the group for 1999 is 44.8 times. These are not value statistics. In the first quarter of 1999, the stock market has gotten even narrower. Just five stocks accounted for more than 52% of the S&P 500's gain of 5%, and the entire gain was accounted for by only eighteen stocks. The other 482 stocks in the S&P 500 produced no net return.

     In a year such as the one just past, the performance of a particular index may not be indicative of the performance of stocks in general. In calendar year 1998, the performance of the average stock in the S&P 500 was less than one-half the performance of the Index. The same phenomenon occurred in stock markets outside the U.S. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE) gained 6.06% for the year ended March 31, 1999. For the same period, EAFE Small Cap was down 8.40%. Technology stocks are less of a factor in Europe and Asia than they are in the U.S. In Europe, telecommunication stocks were the big movers. Anyone who has tried to order a phone system in Europe or has paid a phone bill there will understand why there is so much potential for growth in European telecommunication stocks.

     Stock market commentators refer to this as narrowness. When market performance is "narrow", a small number of stocks account for the performance of an index and may not be representative of how stocks in general have performed. Most of the time a rising tide lifts all boats. This was not the case in 1998. Last year was the narrowest year since the 1989-1990 period when a small number of large cap consumer product companies like food and pharmaceuticals masked what was otherwise a pretty bad year for stocks. Much of the effect stems from the fact that the popular stock market indexes are capitalization weighted. The larger the market capitalization of a company, the greater is its contribution to the calculation of the performance of an index. In the S&P 500, about 50 stocks, 10% of the issues in the Index, generally account for approximately one-half of the Index's weighting. The NASDAQ Composite Index ("NASDAQ Index") is even more skewed towards a handful of large companies. Out of more than 4,700 issues in the NASDAQ Index, just five account for 50% of the performance calculation. While indexes in general are a reasonable barometer of stock market performance, capitalization weighting can distort the picture. Although the size of different stock positions within a portfolio or mutual fund can vary, generally they do not vary as much as they do in an index. For example, the market capitalization of the largest stock in the S&P 500 is 1,239 times greater than the smallest. It is rare that a money manager would build a stock portfolio with such disparities in the size of its positions.

     The skewing of the indexes to large companies is further compounded by a concentration in large technology companies. The S&P 500 was historically an index of industrial America. Today, it is increasingly concentrated in technology stocks, which for the time being are measured by a different valuation model. Potential future earnings are much more important than current earnings. The NASDAQ Index is even more skewed. The five largest stocks are all technology issues. Again, stock portfolios are generally built around diversification, not concentration. A typical portfolio will have stocks in many industries; it will generally not have one-half of the assets invested in one industry. This is done for the purpose of lowering risk. While a concentrated portfolio could outperform, it could also seriously underperform if the area of concentration goes out of favor.

     Last year, funds that were heavily invested in large capitalization growth stocks did best. Smaller stocks and "value" stocks in particular did poorly. In 1998, large value stocks underperformed technology stocks, but still had positive returns. Small and mid cap value stocks posted primarily negative returns. These negative returns were not a result of the companies themselves doing badly. These stocks were just ignored or sold as money flowed to where the gains were being made in technology and Internet stocks.

     Internet stock valuations are particularly difficult for us to comprehend. In our opinion, these issues are truly the cork on the champagne bottle. As a group they have little or no earnings and no near term prospects for earnings that could justify their sky high stock prices. We feel as though we are sitting on the sidelines watching a wild party going on and wondering if we are missing out on all the fun. However, we remember that, at best, these parties end with a hangover or are brought to an abrupt end when the police show up and cart everyone off to jail. These parties have occurred in the past. We remember the great personal computer party of the early 1980s. The industry leaders in those days were Atari, Commodore and Tandy, names that are barely remembered today. The same happened with biotechnology companies in 1991. True financial history buffs can recall the tulip mania of the 17th Century, the railroad mania of the late 19th Century, and the birth of the automobile industry in the first part of this century.

Railroads, autos and personal computers all grew to be large, important industries. However, the stocks one could buy to pa rticipate in these great growth industries for the most part were bad investments. A friend of ours who also manages money told us of a report he read which showed that if you had invested an equal amount of money in every personal computer manufacturer in 1980, your annually compounded rate of return over the next 18 years would have been a disappointing 4%.

     Great growth industries often have the common characteristic of ease of entry with low capital requirements. Despite the fact that the auto industry today is a highly capital-intensive business, the opposite was the case in the early part of this century. The same may be said for the Internet. Add to this the fact that the pace of technological change today is so rapid, what is cutting edge technology one day can be passe the next. Ease of entry and low capital requirements draw competition and while competition is good for consumers, it is bad for profits. Most Internet companies do not have any profits other than the profits reaped by selling stock to the public. Brand recognition is also important for companies selling products to the consumer. To some extent, Amazon.com has brand recognition. However, when it only takes a point and a click to compare prices at Borders or Barnes & Noble, the only reason to buy from one versus the others is price. The book is the same; price is the only difference and the price will be set by the company that is willing to accept the lowest profit margin. Companies will therefore compete on price for more customers hoping that a significant market share will ultimately lead to profits. Unless one of the competitors has a sustainable cost advantage over the others, this is not the formula for a good business.

     Although we are enthusiastic users of technology and information technology in particular, we are not very good guides to what is happening in Internet technology. When we look at a company like America Online, we cannot understand the investment model which places a value of $120 billion on a company with $2.6 billion in revenues and $92 million in profits in its latest fiscal year. It may ultimately grow enough to justify its current valuation, but what about a higher value from this point forward? There is nothing particularly unique about what AOL does. There are other Internet access providers, some of which have less of the obnoxious advertising that keeps popping up on our computer screens. It has no patent protection and while it does have brand recognition, that alone does not guarantee its future survival. A Packard was once one of the best cars you could buy. AOL's current price/earnings ratio exceeds 600 times. Were it to sell at a more normal, yet rich, growth stock multiple of 35 times, its earnings must increase 17 fold. Again, it may happen, but history is full of examples of companies that never reached such great expectations. A portfolio of stocks with these characteristics has never been a formula for good investment performance.

     There is a lot of talk lately about a new "paradigm" for stock valuations. One needs a new paradigm to rationally justify the valuations of stocks that soar merely by virtue of the fact that someone has added ".com" to the end of their name. A lot of money has been made in most of these issues and a lot of people are sorry they have missed out on all the fun. We even hear the occasional complaint asking why we have not invested in these new technologies. Some people may even be thinking that our time has passed, and that we are not open to new ideas and avenues of profit in the stock market. It is true we do not go mountain biking on the weekends to train for the rigors of stock investing on Monday mornings. Of course we have not heard that Warren Buffett has enrolled in karate classes either, and he seems to do okay. New ideas come and go, and it has been our experience that when they go, a lot of money is usually lost. We do not enjoy risk and we do not enjoy losing money. If history tells us that investing in new paradigms at sky high prices eventually leads to big losses, we pass. We are perfectly happy with our performance over the past three years, five years and thirty years. And after thirty years in this business doing the same thing, we are still players in the game. We see little reason to apologize and no reason to change our stripes.

     We recently participated in The Program on Investment Decisions and Behavioral Finance at the Kennedy School of Government at Harvard University, as we have twice a year for the past several years. The speakers are some of the most prominent behavioral economists in the country along with a few investment practitioners like ourselves. We feel honored to be included. The economists are the theorists who perform all the empirical studies on people's investment behavior. We are the lab rats who put the theories into practice. We either come away with some new insights each time or feel as if we have been to a refresher course in rational behavior as it relates to investing. One insight we picked up this year was that in the investment world, ideas are dangerous. This may sound strange at first, but it is actually true. Most investment ideas are based on intuition or hunches and usually lack any empirical substantiation. Most investment ideas are derived from whatever has worked well in the recent past. What else could explain the euphoria surrounding Internet and technology stocks? However, what has worked best most recently may not always work well for long. As Ben Graham said, "In the short run, the stock market is a voting machine. In the long run, it is a weighing machine."

     Meanwhile, Internet stocks continue to soar with periodic plunges. Overall, the game is still continuing. These stocks have Internet chat rooms where all sorts of information and misinformation is exchanged by day traders. Traders brag about how much money they made trading

Whatever.com, and others are suckered into the game. Stocks are bought merely because they have gone up and the approach becomes self-fulfilling. Little or no consideration is given to whether there is any investment value underlying the price that is being paid. Value does not count for anything in the new paradigm. What is forgotten is that not everyone can get out if and when the game ends. There will be just as many shares outstanding and someone will own them when the day of reckoning comes.

     Perhaps as money managers, we should be smart enough to know when to jump on board these fads and when to leave. Perhaps we should be able to determine at the beginning of each year which stocks or group of stocks will be the ones that will outperform the market over the next six months or year. Would we have said let's start with the group of stocks that have no earnings and maybe no assets? Has it ever been proven that investing in stocks with no earnings and no assets has been a long-term winning investment strategy? Perhaps this explains why so many money managers today are portrayed as top athletes, building stamina on the weekends for when the stock market opens. This may also explain why the opening bell on The New York Stock Exchange is covered on television as if it were the opening kick off at the Super Bowl. You need a lot of stamina to attempt to do something that is not humanly possible long term. Many analysts and money managers bought Internet stocks and made a lot of money. However, we think they may be confusing luck with skill. That is often the case with investment fads that work for a period of time.

     We view this type of investing as another form of market timing. Many people in our business market time, and the vast majority do not beat the market. The behavioral psychologists and economists call this the over-confidence factor. We suppose that if money managers did not think they could beat the market, they would not try. Therefore, they believe they can beat the market. The behavioralists have another term, "calibrated confidence", which means knowing what you can do and what you cannot do. It requires being comfortable with the knowledge of how limited your abilities really are. In a paper written by Brad Barber and Terrance Odean of the Graduate School of Management at the University of California, Davis, the authors found that over-confident investors trade more and make less. The greater the trading volume, the poorer the returns. In another study of 100,000 individual stock trades, they found that the stocks investors sold "on average" outperformed the stocks they bought by 3.4% after one year. It seems logical that a money manager who turns over his portfolio at a high rate must have confidence that all the individual investment decisions he or she is making must be right. A lack of confidence in one's abilities usually results in a lack of activity and low activity levels have been proven to produce better returns. Odean and Barber also found that investors who trade at a high

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rate buy riskier stocks. Perhaps all those investors who are trading Internet stocks realize they are riskier than most stocks but are confident they can get out before the game is over. We wish them luck.

     In the February 1, 1999 issue of Peter L. Bernstein's newsletter, Economics and Portfolio Strategy, Jason Zweig, mutual fund columnist of Money Magazine, wrote an excellent piece entitled The Velocity of Learning and the Future of Active Management. In this article, Mr. Zweig comments on the current speed of information and its influence on money management. He reports that in 1959, the turnover rate for the average mutual fund was 16.4% which equates to a six-year holding period. By 1979, the turnover rate had increased to 63.3%. Today, it exceeds 83%. And this is the average. Many funds have significantly higher turnover rates, indicating that a day trading mentality is not solely an individual investor phenomenon. While this may be great news for stockbrokers and the Internal Revenue Service, it is probably not good news for investors. Mr. Zweig points out that as the flow of data "makes the future seem closer and more knowable", investment managers make ever shorter-term bets. Pressure is exerted on money managers to abandon long-term investment principles in favor of short-term strategies, which have less risk of producing performance that deviates from whatever benchmark is used to measure performance. This behavior is understandable. Money flows into funds that have had the best recent performance, and in general future performance suffers under the weight of these ballooning assets. This is not a problem we and most of our value brethren have at this time, but it is something we think about. When "value" returns to favor, we prefer a manageable inflow of money to a flood.

     Performance is now measured and graded over shorter and shorter periods of time. An entire industry based on performance measurement has grown to the point where it influences the allocation of trillions of dollars. The yardsticks used in this industry are all based on relative performance, not absolute performance. The main yardstick is "tracking error"; e.g., how much did the manager's performance deviate from the chosen benchmark. As Mr. Zweig points out, the performance measurement industry can now track performance on a daily basis. We are sure that some participant in this industry will soon offer hourly tracking and provide this information to subscribers over the Internet. But is it of any value? Years ago, psychologists performed an experiment on kindergarten children where each child was given a marshmallow. They were told the teacher would leave the room for ten minutes. When the teacher returned, any child who had not eaten his or her marshmallow would be given a second one. The majority of children could not resist the temptation to eat their marshmallow before the teacher returned to the classroom. The psychologists then followed the lives of these children into adulthood. They observed that the children who were able to

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wait until the teacher returned to the classroom before eating their marshmallow, in general were more successful in life. These children were able to make better long-term choices as adults.

     Our investment principles have remained constant over a long period of time and we are very pleased with the result. We think in terms of long-term absolute and relative performance, not short-term relative performance. If that means that money flows away from us and into growth stock funds in a period of relative underperformance, we have to accept that. We know that our method of investing has outperformed the indices over the last 24 years, with our stocks underperforming one-third of the years and outperforming two-thirds of the years. (Please see "Is Underperforming an Index 30% to 40% of the Time a Normal Part of Long-Term Investment Success?" in our booklet 10 Ways to Beat an Index.) We are one-at-a-time-stock-pickers, not market forecasters. We could not have assembled at the beginning of last year and successfully predicted that technology stocks and Internet stocks would be stellar performers over the next 12 months.

     While some money managers may think they can time the stock markets or segments of the stock markets, we have a much lower opinion of our prognosticating abilities. In fact, we readily accept the fact we cannot forecast stock markets. Sorry, but if that is what you are looking for, you have invested in the wrong Funds. We know one manager whose employer measures his performance against the relevant benchmark weekly. Consequently, this individual is primarily concerned with whether his stocks are up at every point in time, and he trades in and out of stocks depending on very short-term price movements. We wonder if there is any time left for basic stock research. For our part, we do not even take credit for coming up with the investment principles that have produced rather good results over time. That credit goes foremost to Ben Graham, who in the 1930s was the first to articulate the principles of value investing, and who such great investors as Warren Buffett and Walter Schloss credit with much of their success.

     While our investment principles have remained constant over time, our methods have evolved principally through the addition of new, and we believe valid, measurements of value criteria. In the 1960s and early 1970s, we invested mostly in stocks selling at a discount to book value, or a discount to net current assets (current assets less all liabilities). There were plenty of those kinds of stocks in those days. At a time when manufacturing dominated the economy, book value or current assets were a significant measure of value. They still are. However, there is also value in consumer franchises and businesses that have some degree of control over their markets or the pricing of their products.

     The most obvious example was in television stations in the late 1970s. When Jim Clark joined us in 1976, he came from an investment firm that owned television stations. Before his arrival, we never invested in companies that owned television stations because they had no tangible book value. Jim taught us that they had franchise value instead. TV stations are a semi-monopoly such as the CBS affiliate in Miami or Chicago. Moreover, stations change hands rather frequently and at fairly consistent multiples of cash flow. It is actually easier to determine the value of a TV station than it is a manufacturing company selling at one-half of book value that is not earning a reasonable return on its capital.

     One of the companies we bought at that time was Storer Broadcasting, which was selling at about one-half of 10 times cash flow, the industry standard for acquisitions. In addition, Storer had one of the lowest profit margins in the industry, which meant that a good operator, as opposed to its underperforming operators, might be able to improve the bottom line. The values might even be greater. (Legend has it that when Warren Buffett bought into The Washington Post Company, he explained to Katherine Graham that she owned monopolies and could therefore raise prices for advertisements and improve earnings.) After we bought shares of Storer, we explained the acquisition pricing of TV stations to a takeover group, and the hidden value in Storer. We did not hear back from this group, but they accumulated a position in Storer and "put it in play". To our delight, the company was ultimately acquired at a significant premium to our cost. We learned the principle of appraising business values. We went on to make other successful investments in ABC and then Capital Cities Broadcasting. In the mid-1980s, we discovered the acquisition pricing model for food companies and consumer product companies, which lead to profitable investments in stocks such as General Foods, Rothmans Tobacco and Distillers Corporation, among others. We had expanded our universe of cheap stocks.

     We continued to buy stocks with low price/earnings ("P/E") ratios and low price-to-book value ratios, but had added stocks with low price-to-enterprise value ratios. Many of our value brethren only buy a slice of the value menu. Some only buy low P/E stocks, which leads to a portfolio of aluminum companies, auto companies and other typically cyclical businesses. Over time this strategy has performed well. In some cases because of the amount of assets under management, it has been their only alternative. Other value managers have migrated to buying only "better businesses" at reasonable prices. Our menu is more diverse. In 1998, the "better business" managers performed better. Some years, "the not-so-good businesses but cheap-on-book or earnings" guys do better, but not in 1998. We are a combination of several value biases. Why else would we own

Johnson & Johnson, Glaxo-Wellcome, American Express and Freddie Mac? But we also own some pretty doggie companies, or at least they were when we bought them:
ASARCO, ACX Technologies, British Mohair, EZCORP, etc. There is more than one standard for cheap. Why should we limit ourselves to just one category?

     The other area where some money managers constrain themselves is market cap. We do not. Some managers only buy large cap stocks, which may be more a function of their assets under management. The more money one manages, the less impact a small or medium cap stock can have on your results because you can never own enough to make a difference. We are still of such a size in terms of assets under management that small and medium cap stocks can have an impact on performance. In 1998 that impact was negative. Usually, in our experience, the impact is positive. Money managers who restrict themselves to small and mid-cap stocks probably had a bad experience in 1998. Our large cap stocks, generally, carried the day last year. However, stocks that did not perform well in a given time measurement period are not necessarily bad investments. In markets when only a few segments get all the attention, perfectly good stocks may do nothing or even decline. Our experience has been that if the value is there, ultimately it is recognized.

     Jason Zweig speaks to this issue in the same article we mentioned above. Along with forcing money managers to focus on the short term, the performance measurement industry also forces money managers into "style boxes". Are we value, growth, large cap or small cap? Whatever you are, just be sure you only buy stocks that fit your style. The "style police" are more active in the institutional money management business where changes in a portfolio can be seen daily. More often than not, institutional money managers are selected because they fit into some asset allocation model the client has adopted. This could be 1/3 large cap value, 1/3 large cap growth, 1/6 small cap value and 1/6 small cap growth. Add mid cap, international, market neutral strategies, arbitrage, etc., and the permutations can be mind boggling. If you find a perfectly good stock that you think is dirt cheap, you cannot buy it if it does not also fall into your style box. We prefer to think out of the box while maintaining a consistent set of values. As we have said, cheap is a different number depending on the business. To judge Alcoa and Johnson & Johnson on the same P/E and price/book value criteria just does not make any sense. It is more important that someone have sound values, honesty and integrity, than it is the particular religion which taught them those values. The same can be said for money managers.

     We believe that the downside of our approach to investment management is underperformance, not the risk of permanent capital loss. We do not own "air ball" stocks that can dissolve overnight such as what is available in the Internet arena. We also do not invest such a great percentage of our assets in any one issue so that if we are wrong and the company goes belly-up we have significantly impaired our net worth. Many managers who have underperformed their benchmark have still delivered rates of return that have exceeded inflation and increased the wealth of their clients. In the long run, one of the greatest risks to your net worth is not owning stocks. Bonds do not grow. They can only return their face value at maturity. Although inflation is currently at historically low levels, it still exists. Inflation is a silent, insidious tax which erodes your net worth. Within our lifetimes, having a million dollars was considered a fortune. Also in our lifetimes, college cost $2,500 a year, an expensive car cost $8,000 and $100,000 bought a luxurious house. Our grandparents can remember going to the movies for a nickel. One of the problems with living a long time is that your point of reference for the cost of something is cheaper. Fortunately, there is an easy way to keep pace with and even beat inflation and that is equities. Historically, over time an index fund always beats inflation.

     There is a great deal of talk about index funds these days, especially in a year when, according to Morgan Stanley, 86% of U.S. equity mutual funds underperformed the S&P 500. It is an alternative, and the S&P 500 is as good a barometer of equities as anything out there. However, today you have to ask what you are buying in an S&P 500 Index fund. On December 31, 1998, the 12-month trailing price/earnings ratio of the S&P 500 stood at 30.3 times. The dividend yield was barely above 1% and the price-to-book value ratio was at an historical high. These are not the fundamental financial characteristics of a portfolio of stocks that we are comfortable owning. If we go back to 1982 or even 1990, these basic ratios were quite cheap. Today, they are not. Fortunately, not every stock carries the same price-to-book value ratio. The median P/E is 20.8 which means one-half of the stocks in the S&P 500 have lower P/Es. Furthermore, the S&P 500 is a small percentage of all the stocks from which we have to choose. In terms of market cap, the 10 largest companies in the S&P 500 have an average P/E of
40.6 times. Microsoft now has the largest market cap in the S&P 500 and its trailing P/E was a lofty 61.6 times. Five years ago, Microsoft was not even among the top ten. Recently, Venator Group (the old F.W. Woolworth) was dropped from the S&P 500 and replaced with America Online which sells at more than 600 times earnings. The days when the S&P 500 was dominated by the large industrial cyclical companies are gone. There has been a migration to companies that at least for the time being have higher growth rates and returns on capital, which in some measure accounts for the higher P/E ratios. Nevertheless, P/E ratios of this magnitude do not leave much room for disappointment. Furthermore, historically, stocks that sell at these levels eventually return to earth with unpleasant consequences.

     The overall financial ratios of the S&P 500 have not gone unnoticed in institutional investor circles. The response of many has been to seek "alternative investment strategies". These alternatives run the gamut from venture capital, to risk arbitrage and hedge funds, to leverage buyout funds. The overall returns from these investment vehicles have not provided value added over an S&P 500 Index fund. The average performance of the managers in the top quartile has outperformed each of these types of investments. So has the top quartile of plain vanilla equity money managers. The problem with the best alternative investment pools is getting into them. So much money has been chasing after venture capital lately that the firms with top records will not take your money. They don't need it. Many will not even take all the money their existing clients are willing to give them when they open a new fund. They ration investments in their funds. This has also enabled several to raise their fees from a 1% flat fee plus 20% of the gain to a 2% flat fee plus 30% of the gain. Generally, when too much money chases too few deals, the rates of return decline. Much the same could be said for leverage buyout funds.

     Hedge funds are a bit different. At least here you can get your money back sooner than 8 or 10 years. In general, investors in hedge funds can exit once a year. In between, they may have little idea of what the hedge fund manager is doing with their money. This became painfully apparent in the collapse of Long Term Capital Management last September. No one, including the bankers who had lent these self-styled geniuses more than $100 billion, knew they were leveraged more than 25 to 1. Their strategy was bulletproof and they had the data and two Nobel Prize Laureates to prove it. Yet, somehow, in a matter of a few short weeks the whole thing dissolved in a cloud of smoke. Again, before the collapse, many investors were begging them to take their money. Long Term Capital Management had a black box strategy, a purely quantitative way of investing that was much more dependent on computers than humans. Most hedge funds depend on the manager and his or her ability to time markets. They go both long and short in their portfolios so that theoretically they will prosper irrespective of the direction of the conventional equity markets. They have also moved beyond doing this with just stocks to all sorts of financial instruments, some of which were probably created by brokers just for them. They can trade in currencies, interest rate futures, commodities and foreign debt, like Russian bonds. They go in and out of things we cannot even begin to comprehend.

     We see several problems with hedge funds. First, the manager is basically making market timing bets in a whole range of financial instruments. Conventional wisdom holds that with plain old stocks you cannot successfully time the markets. How then can a hedge fund manager time a whole range of markets? To our way of thinking there is a disconnect in the logic. Second, hedge funds use leverage, and in many cases the investor does not know how much They now have a word for this: transparency. Most hedge funds are blind pools of capital; you cannot see what they own or how much leverage they are employing. We are even told some will de-lever (i.e., reduce their borrowings), as their fiscal year end approaches to give their investors some comfort. We do not believe in deceiving our clients no matter how much more we think we know than they do. The hedge fund managers claim they need this secrecy so that no one can see where they have placed their bets and mess up their strategies. However, you also cannot tell how leveraged they are, as was the case with Long Term Capital Management. So long as a portfolio has some reasonable degree of diversification, be it even just ten stocks, it is unlikely to blow up unless it is leveraged. In our experience, when we have read about funds that crashed into a wall, they were always riding on leverage. Third, and this only affects those of us who must pay taxes, the gains are nearly always short term, which means they are taxed at the highest rates, sometimes up to 50%, depending upon where you live. Every dollar of gain from long-term capital gains, which is taxed at 20% at the Federal level, requires $1.31 of ordinary gain taxed at the top Federal rate of 39% to yield the same after tax profit of 80 cents. For any gains in a given year that are unrealized, the amount you would have had to pay in taxes can continue to compound for your benefit in subsequent years. The deferral of gains and continuing investment of capital that would otherwise be paid currently to the Internal Revenue Service can have a very significant impact on your net worth.

     Funds that invest in risk arbitrage, mergers and acquisitions, have the same tax hurdles to overcome and the problem of too much money chasing too few deals, which narrows the spread or profit margin. If Company A is going to acquire Company B and the transaction is expected to close in three months, you could earn an annualized rate of return of 20% if Company B's stock sells for 5% less than what you will be paid at closing. However, if another investor is willing to accept a 15% annualized rate of return, that is all you will get. The guy who is willing to accept the lowest rate of return sets the price. The more money that flows into this type of investment, the lower the rate of return. Many managers who practice risk merger arbitrage were complaining last year that Long Term Capital Management was driving spreads down to very narrow levels. Why would they do this? Leverage. If they could leverage these investments ten-to-one and borrowed money costs

5%, they could make 20% on their equity with an annualized rate of return of only 7%. On an unleveraged basis, such returns are not appealing. This is exactly what Long Term Capital Management was doing, or as one observer stated, "They were picking up dimes in from of a steam roller." What they were doing was ruining the game for everyone else. Now that they are gone, the risk arbs (as they are called) claim that spreads are wider and offer acceptable rates of return. This will be true only until the next guy comes along who is willing to settle for less profit, or leverage more to make that profit. Sooner or later, those guys always come along.

     Investing is not difficult when you take the time to think about a few basic principles of success and stick with them. Sticking with them is sometimes difficult because even the best ones do not work every year. Maintaining a long-term perspective is key. It is also easier if you invest for the long term. Money managers who turn their portfolios over two and three times a year must have a harder time adhering to investment principles because they are attempting to beat the market in every time period they are measured, be it quarterly or annually. Trying to determine which group of stocks will perform best in every quarter or even every year is well beyond our capabilities. In a study by Morgan Stanley, they found that in 1998 the breadth of the stock market's performance was narrower than in any of the past ten years, with the exception of 1990. This means that rather than stocks in general rising, only a very small number of stocks performed well. We remember 1990 very well. Most value managers were down in the mid to high teens, including us, despite the fact that the S&P 500 was only down 3.2%. That year, a small number of large consumer product companies, pharmaceuticals, etc. did well, which in a weighted index was enough to make it appear that the stock market did not have such a bad year. Financial stocks in particular were a disaster in 1990, and most value managers were heavily invested in financial stocks. Morgan Stanley further found that last year, the 100 largest stocks in the S&P 500 produced 85% of the return. The other 80% of the stocks in the S&P 500 only produced 15% of the return. We still believe a long-term perspective works best. Look at Warren Buffett. It seems every stock he buys, he plans to hold for the rest of his life. He does okay without worrying about short-term performance. Last year the stocks that performed best for us were our larger cap holdings. Our small and mid-cap stocks, in which we have a significant portion of your and our assets invested, did not do much for our net worth. We also made some mistakes. We are not perfect, but we know it.

   Our results with international stocks in the Tweedy, Browne Global Value Fund were not dissimilar from our experience with U.S. stocks. Japan was particularly disappointing. In local currency terms, Japanese stocks were down 8.9% in 1998. Much of what we have invested in Japan is in small and medium cap stocks. Overall, the values are compelling, and a number of our stocks were bought at discounts to net cash. We got the business for free. However, that did not prevent these stocks from getting even cheaper in 1998. Lately, smaller Japanese stocks have shown some signs of life. This often happens when we least expect it. Fortunately, we do not invest in emerging markets except to a tiny extent. In 1998, the Morgan Stanley Capital International Emerging Markets Free Index was down 27.5%. Generally, we do not invest in emerging markets because the financial disclosure is often poor, the stocks are growth stocks trading at high multiples, and we cannot hedge the currency back into the dollar at any reasonable rate. The collapse of the Russian stock market last summer was especially dramatic and acute. In the two or three years prior, the Russian stock market had increased five-fold. In a much shorter period of time, it dropped 80%. During its rise, there was talk of a "new paradigm," and many investors were lured in as they observed the profits being made. It was a great party. However, the end came so quickly, almost like an earthquake and with similar results, that probably few were able to avoid the crash. We never profited from the rise of the Russian market, but we also never had to give it all back as so many investors did.

     Many investors invest internationally because they believe world markets are not correlated. This means if U.S. stocks go down, maybe European or Japanese stocks will go up. This is no longer completely true. In the past several years, U.S. and European stocks have shown a high degree of correlation. Japan and the emerging markets have not. As world markets, both stock and trade, continue on the path of globalization, correlation will increase. It has become impossible to remain isolated. That is good. It creates a discipline that makes politicians pursue economic policies that must compete. If something can be made cheaper in another country, it will. Trade barriers which brought on the Great Depression will no longer work. We began investing internationally for a different reason. We did it because we more than doubled the number of companies we could screen for investment opportunities. Unlike many international investors, currency devaluations are good for us. When a country devalues its currency, its stock market usually goes up because its native companies have a new price advantage selling into world markets. By hedging the currency, we avoid the pain of the devaluation and enjoy the rise in the stock market. And, to the list of other things we know we cannot predict, we must add currency fluctuations. We invest internationally simply because it just about doubles the number of stocks from which we can choose in our search for value. One exercise we perform periodically is to look at the rankings of U.S. European and Japanese stocks on the price-to-book value basis and a P/E basis. Using data from Bloomberg, we rank all stocks in these three geographic areas with market capitalizations greater than $100 million into deciles. The bottom decile of price-to-book in the U.S. begins at 1.07 times; Europe starts at .93 times; and Japan begins at .60 times. On a P/E basis, the bottom 10% in the U.S. starts at 10.2 times; Europe is 8 times; and Japan is at 14.3 times. On an earnings basis, the data for Japan may be misleading for two reasons. Because Japan is in recession, corporate earnings are lower than they would be in more normal economic times. In addition, many Japanese companies hold large stock and bond portfolios. If these cash items were deducted from the share price, the resulting P/E ratio would be much lower.

     The portfolio characteristics of the Tweedy, Browne Funds as of March 31, 1999 are as follows:

--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Price/Book Value  0.87   Based on 24.92%   Cheaper than 94% of the 8,427 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million in those countries where the
                                           Global Value Fund has investments
-------------------------------------------------------------------------------
Price/Earnings   11.82x  Based on 44.7%    Cheaper than 86% of the 8,427 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million in those countries where the
                                           Global Value Fund has investments
-------------------------------------------------------------------------------
TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
Price/Book Value  0.76   Based on 18.14%   Cheaper than 97% of the 3,814 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million that are based in the United
                                           States
-------------------------------------------------------------------------------
Price/Earnings   11.51x  Based on 49.22%   Cheaper than 84% of the 3,814 stocks
                         of portfolio      in the Bloomberg database with a
                         assets            market capitalization above $100
                                           million that are based in the United
                                           States
-------------------------------------------------------------------------------

     In both Funds, the balance of the assets is either cash awaiting investment or is invested in companies that are mostly better businesses that should and often do trade at higher P/E ratios, or are stocks that have risen in price and thus P/E ratio, but are still short of our sell price targets. Overall we are comfortable with the basic fundamental financial characteristics of both portfolios. We believe both portfolios have less risk than stocks in general and Internet and technology stocks in particular. We also believe our stocks have significant potential for future gains. If only we could control the realization of those gains, we would not have to worry about being compared to the latest hot stock group. Unfortunately, stocks do not always do what they are told to do when they are told to do it. A stock doesn't know you own it--it doesn't care. However, it has been our experience that over time they do respond and provide more than acceptable rates of return.

     Little has changed at Tweedy, Browne this past year. We added one analyst to our staff who was formerly an investigative reporter for The Wall Street Journal. We have long believed that investment research is much like investigative reporting. It requires a nose for truth and a healthy dose of scepticism. Our goal is to stay small. We enjoy managing money, yours and ours. We do not like managing people. We give people a job and leave them alone to do it. We also enjoy promoting from within, which is happening at an increasing rate. Already, people in the firm are complaining about other departments "poaching" their best people. Our Managing Directors all started at the bottom. We believe others should have the same opportunity to advance if they have the talent.

     The Year 2000. In closing, we'd like to update you on our Year 2000 progress. As we mentioned in our last letter to shareholders, we engaged an outside vendor to assist us in our applications conversion, hardware and software evaluation and testing, and survey and certification of all third party vendors and service providers. To date we are on target with our project plan. Testing of all hardware and software has been completed. Noncompliant hardware and software has been replaced.

     We are regularly contacting all vendors and business associates to assess their Y2K readiness. Our critical vendors, such as the Funds' custodian, transfer agent, and fund administration and accounting providers, are all on schedule for Y2K compliance and will be participating in industry wide testing through the second quarter of 1999. Although we do not believe that we or our mission critical vendors will have any operational difficulties on January 1, 2000 or thereafter, we cannot provide any guarantees that all systems effecting the funds will be free of operational difficulties. Accordingly, we are developing a contingency plan that should minimize any adverse consequences to our or our critical vendors' respective business processes in the event of a temporary disruption.

     Our website, which has been under construction for some time longer than we anticipated, should be available in the latter part of June. Please visit us at www.tweedy.com. In closing, let us say there has been no diminution in our efforts on our common behalf. We are here, we are working and we hope it pays off.

                                     Sincerely,
                                     TWEEDY, BROWNE COMPANY LLC



                                     Christopher H. Browne
                                     William H. Browne
                                     John D. Spears
                                     Thomas H. Shrager
                                     Robert Q. Wyckoff, Jr.
                                     Managing Directors

Footnotes to Table on page 2

(1) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.
(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25% - 50%) in the U.S.
(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the U.S.
(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
(5) S&P Mid-Cap 400 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends and is generally considered representative of the mid-range sector of the U.S. stock market.
(6) Russell 2000 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends for most periods, that is comprised of the smallest 2000 companies in the Russell 3000 Index and is generally considered representative of U.S. small capitalization stocks.
(7) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.
(8) Morningstar Domestic Stock Funds Average consists of the average returns of all domestic equity mutual funds in the Morningstar Universe.
(9) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Index information is available at month end only; therefore the closest month end to inception date of the Funds, May 31, 1993 and November 30, 1993, respectively, were used except for the Morningstar Domestic Stock Funds Average where the closest date with data available was December 31, 1993.

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio Highlights
March 31, 1999

               Hypothetical Illustration of $10,000 Invested in
              Tweedy, Browne Global Value Fund vs. Morgan Stanley
            Capital International ("MSCI") Europe, Australasia and
            Far East ("EAFE") Index (in U.S. Dollars & Hedged) and
                Morningstar World Stock Funds ("MWSF") Average
                            6/15/93 through 3/31/99

[graph here??]

MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

MWSF Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25% - 50%) in the U.S.

Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

       AVERAGE ANNUAL TOTAL RETURN*               AGGREGATE TOTAL RETURN*
      ______________________________       _____________________________________
                                                              Year Inception
                              Without                           Ended (6/15/93)-
 The Fund            Actual  Waivers**                        3/31/99  3/31/99
 _________           ______  _________                        _______  _______
Inception (6/15/93)
  through 3/31/99    15.91%  15.88%     The Fund             33.08%    135.14%
Year Ended 3/31/99    3.03%   3.03%     MSCI EAFE in
                                           (U.S. Dollar)      6.06%     66.64%
                                        MSCI EAFE (Hedged)    4.79%     93.65%
                                        MWSF                  0.15%     97.37%

Note: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
   * Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
  **  See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
Perspective On Assessing Investment Results

March 31, 1999

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indexes, including the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East Index
(EAFE) in U.S. dollars and hedged into U.S. dollars. However, the historical results of the MSCI Indices in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it

TWEEDY, BROWNE GLOBAL VALUE FUND
Perspective On Assessing Investment Results

would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments
March 31, 1999

                                                               Market
                                                                Value
     Shares                                                    (Note 1)
     ------                                                    --------
                COMMON STOCKS-95.5%
                Australia-0.0%++
     96,353     Carillon Development Ltd................... $   106,012
                                                            -----------
                Belgium-0.1%
      2,726     Spadel SA..................................   3,217,898
      3,252     Uco Textiles SA............................     344,703
                                                            -----------
                                                              3,562,601
                                                            -----------
                Canada-1.0%
     72,400     Canadian Western Bank......................     971,249
    260,700     Melcor Developments Ltd....................   2,979,182
  1,391,000     National Bank of Canada, Toronto...........  20,319,013
    258,600     Shirmax Fashions Ltd.+.....................     509,662
    785,883     Westfield Minerals Ltd.+...................     728,875
                                                            -----------
                                                             25,507,981
                                                            -----------
                Denmark-0.3%
     11,390     Nordvestbank...............................   1,043,374
    114,800     Unidanmark A/S, Series A...................   7,845,407
                                                            -----------
                                                              8,888,781
                                                            -----------
                Finland-2.5%
    568,027     Huhtamaki Group, Class I...................  20,253,865
      6,200     Huhtamaki Group, Class K...................     221,070
  1,036,900     Kesko Oyj..................................  15,405,101
    257,555     Kone Corporation, Class B..................  27,550,543
                                                            -----------
                                                             63,430,579
                                                            -----------
                France-2.7%
     28,459     Bongrain SA................................  10,682,538
      5,229     Christian Dior SA..........................     671,778
    128,228     Compagnie Financiere de Paribas............  14,326,114
     35,044     Compagnie Fives-Lille......................   2,480,161
     57,700     Compagnie Lebon SA.........................   2,581,078
    188,692     Dollfus-Mieg & Cie SA+.....................   1,235,524
     35,155     Financiere Marc de Lacharriere SA..........   3,608,575
     57,292     Fonciere, Financiere et de Participation...   3,305,676
      5,229     LVMH Moet Hennessey........................   1,296,661
     21,145     Mecelec SA.................................     240,581
     36,372     NSC Groupe.................................   3,085,047
     18,699     Precia+....................................     168,706
     69,000     PSA Peugeot Citroen........................   9,930,664
    994,617     Rhodia SA+.................................  14,938,110
      9,340     Signaux Girod..............................     200,828
                                                            -----------
                                                             68,752,041
                                                            -----------
                Germany-1.1%
     61,660     Kaufring AG................................   1,998,710
     61,140     Lindner Holding............................   1,109,838
    332,075     Moebel Walther AG..........................   5,740,915
     37,085     Sinn Leffers AG............................   5,609,851
     15,018     Springer (Axel) Verlag AG, Class A.........  14,441,992
                                                            -----------
                                                             28,901,306
                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                Market
                                                                Value
    Shares                                                     (Note 1)
    ------                                                     --------
                COMMON STOCKS
                Hong Kong-3.8%
 15,811,309     Asean Resources Holdings Ltd.+............. $ 1,203,777
 26,823,000     CDL Hotels International Ltd...............   8,307,013
  1,236,000     Dickson Concepts International Ltd.+.......   1,004,813
  1,674,000     Fountain Set Holdings......................     226,815
  1,004,000     Grand Hotel Holdings Ltd...................     129,557
  4,602,000     Harbour Ring International Holdings........     172,214
  5,404,000     Jardine International Motor Holdings Ltd...   2,074,573
 13,622,500     Jardine Strategic Holdings Ltd.............  23,022,025
 38,873,000     South China Morning Post (Holdings) Ltd....  21,569,637
 24,204,500     Swire Pacific Ltd., Class B................  16,553,823
  9,034,500     Wing Hang Bank Ltd.........................  24,015,833
                                                            -----------
                                                             98,280,080
                                                            -----------
                Ireland-1.5%
  2,733,087     Crean (James) PLC..........................   3,248,412
  7,252,955     Independent Newspapers PLC.................  32,914,649
  1,105,000     Unidare PLC................................   2,984,883
                                                            -----------
                                                             39,147,944
                                                            -----------
                Italy-3.0%
    741,850     Banco di Sardegna Risp.....................  13,105,658
    472,500     Bassetti SPA...............................   2,859,004
  1,530,230     Burgo (Cartiere) SPA.......................  10,747,193
    323,000     Cementerie di Barletta.....................   1,165,666
  1,156,450     Cristalleria Artistica.....................   3,548,707
    276,925     IMI SPA....................................   4,503,225
    469,862     Industrie Zignago..........................   4,721,481
  1,150,500     Maffei SPA.................................   1,529,033
    237,000     Marangoni SPA..............................     806,648
  1,782,500     Mondadori (Arnoldo) Editore SPA............  26,674,992
  8,072,735     Montefibre SPA.............................   4,753,814
    493,000     Vincenzo Zucchi SPA........................   3,648,904
                                                            -----------
                                                             78,064,325
                                                            -----------
                Japan-19.2%
    220,000     Agro-Kanesho Company Ltd...................   1,672,085
    634,000     Aichi Electric Company Ltd.................   1,017,270
    582,480     Aiful Corporation..........................  39,696,099
    477,000     Amatsuji Steel Ball Manufacturing Company..   4,028,206
    323,000     Belluna Company Ltd........................   4,337,035
     47,000     CCI Corporation............................     301,651
    101,000     Charle Company.............................     938,226
    555,500     Chiyoda Company............................   4,597,305
    774,040     Chofu Seisakusho Company...................   9,857,301
    206,200     Cosel Company Ltd..........................   2,298,560
    270,000     Credia Company Ltd.........................   4,742,642
    349,000     Daido Metal Company........................   1,022,700
  1,356,000     Danto Corporation..........................   6,469,957
    526,000     Denkyosha..................................   2,332,053


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999

                                                                       Market
                                                                       Value
    Shares                                                            (Note 1)
    ------                                                            --------
              COMMON STOCKS
              Japan-(Continued)
    189,000   Denyo Company Ltd......................................$ 1,236,963
  1,765,000   Dowa Fire & Marine Insurance Company...................  6,036,609
    127,100   Fidelity Japan OTC & Regional Market Fund Ltd.+........  1,060,014
    650,000   Fidelity Japanese Values Trust+........................    512,747
  1,095,000   Fuji Coca-Cola Bottling Company........................ 13,685,766
    618,000   Fuji Photo Film Ltd.................................... 23,380,822
  1,664,000   Fujisawa Pharmaceutical Company........................ 26,207,491
  2,208,000   Fujitec Company Ltd.................................... 17,937,727
    624,000   Fukuda Denshi.......................................... 10,117,637
    544,000   Gakken Company Ltd.+...................................    643,162
  2,431,000   Hitachi Koki Company Ltd...............................  7,164,793
    585,000   Hitachi Medical Corporation............................  6,575,476
     48,000   Idec Izumi Corporation.................................    241,591
    126,000   Inaba Denkisangyo Company Ltd..........................  1,298,146
     39,900   Kahma Company Ltd......................................    240,583
  1,418,000   Kansai Paint Company Ltd...............................  3,760,098
    185,000   Kansui Kosiado Company Ltd.............................  1,204,535
    150,000   Kato Sangyo Company Ltd................................    899,379
    318,000   Katsuragawa Electric Company...........................  1,799,265
    193,000   Kawagishi Bridge Works.................................    503,626
      3,000   Kinki Coca-Cola Bottling Company.......................     40,713
    155,100   Kita Kyushu Coca-Cola Bottling.........................  6,562,099
  1,591,000   Koito Manufacturing....................................  7,604,662
    312,000   Kokura Enterprise Company..............................  1,659,925
    180,000   Koyosha Inc............................................    585,230
    764,000   Mandom Corporation.....................................  8,903,602
    111,000   Matsumoto Yushi-Seiyaku Company........................  2,230,967
  1,941,000   Matsushita Electric Industrial Company................. 37,864,375
    371,000   Meito Sangyo Company...................................  3,571,676
    278,000   Mitsubishi Pencil Company Ltd..........................  1,922,746
    495,000   Morito.................................................  2,215,513
    385,000   Nankai Plywood Company Ltd.............................  1,648,398
    342,000   Nippon Broadcasting System Inc......................... 13,891,990
  1,155,000   Nippon Cable System....................................  8,924,756
  1,060,000   Nippon Konpo Unyu Soko.................................  7,474,560
     90,000   Nissei Plastic Industrial Company Ltd..................    554,068
    242,500   Nissin Company Ltd.....................................  7,126,631
    409,000   Nittetsu Mining........................................  1,122,535
    551,000   Nitto FC Company.......................................  1,907,782
    342,000   Oak....................................................    456,327
    319,600   Osaka Steel Company Ltd................................  1,171,358
    287,103   Prospect Japan Fund Ltd................................  1,955,171
    867,000   Riken Vitamin..........................................  9,152,134
     16,000   Rock Paint.............................................     92,555
    452,000   Sangetsu Company Ltd...................................  7,252,460
    232,000   Sanko Sangyo Company...................................  1,763,290

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                 Market
                                                                  Value
    Shares                                                       (Note 1)
    ------                                                    -----------
              COMMON STOCKS
              Japan-(Continued)
     32,000   Sanyo Coca-Cola Bottling Company Ltd...........$     702,614
    689,960   Sanyo Shinpan Finance Company Ltd..............   29,366,199
    213,000   Sasakura Engineering Company Ltd...............      717,705
    173,000   Shaddy Company Ltd.............................    1,709,327
    760,600   Shikoku Coca-Cola Bottling.....................   11,561,711
    455,000   Shingakukai....................................    1,387,113
    461,800   Shinki Company Ltd.............................    7,760,689
  3,431,000   Shionogi & Company Ltd.........................   30,133,345
    452,000   SK Kaken Company Ltd...........................    6,756,239
    712,000   Sonton Food Industry...........................    6,493,772
    405,000   Sotoh Company Ltd..............................    2,052,105
    252,200   Sysmex Corporation.............................    3,918,828
    337,000   Tachi-S........................................    1,565,258
    183,000   Taisei Fire & Marine Insurance Company.........      384,808
      8,100   Takano Company Ltd.............................       62,931
    263,200   Takefuji Corporation...........................   20,226,492
    377,000   Takigami Steel Construction Company Ltd........      974,218
    261,000   Teikoku Hormone Manufacturing Company..........    2,160,030
    269,000   TENMA Corporation..............................    3,589,241
     59,000   Tomita Electric Company Ltd....................      201,790
    387,000   Torii Company Ltd..............................    1,209,222
    997,000   Torishima Pump Manufacturing...................    3,898,248
    145,000   Toso Company Ltd...............................      428,577
    524,000   Toyo Technical Company Ltd.....................    3,097,581
    890,500   Tsubaki Nakashima Company Ltd..................    5,978,529
    232,100   Tsuchiya Home Company..........................      931,026
    793,000   U-Shin.........................................    2,517,992
    356,000   Zojirushi......................................    2,284,846
                                                               -----------
                                                               497,543,479
                                                              ------------
              Malaysia-0.2%
    610,000   Sapura Telecommunications Berhad...............     117,956
  5,928,000   Star Publications (Malaysia)...................   5,567,735
  1,833,000   Tractor Malaysia Holdings Berhad...............     438,840
                                                              -----------
                                                                6,124,531
                                                              -----------
              Mexico-0.0%++
     43,000   Grupo Continental SA...........................     121,999
                                                              -----------
              Netherlands-6.3%
    815,100   Akzo NV Ord....................................  30,208,558
    132,815   Arnhemsche Maatschaappij.......................   1,478,119
      7,250   Crown Van Gelder Gemeenschappelijk Bezit NV....     113,588
    747,858   European Vinyls Corporation International NV...   5,414,008
    873,324   Holdingmaatschappij de Telegraaf NV............  22,033,692
  1,053,614   Koninklijke Bols Wessanen NV...................  14,230,381
     42,425   Koninklijke Grolsch NV.........................     960,353
     69,637   Koninklijke Pakhoed NV+........................   1,689,201

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                                Market
                                                                 Value
    Shares                                                     (Note 1)
    ------                                                     --------
              COMMON STOCKS
              Netherlands-(Continued)
    386,002   Twentsche Kabel Holding....................... $ 11,678,110
    828,400   Unilever NV CVA...............................   57,598,825
  1,139,976   Wegener Arcade NV.............................   17,306,013
                                                             ------------
                                                              162,710,848
                                                             ------------
              New Zealand-1.9%
 17,078,509   Air New Zealand Ltd...........................   29,686,933
  5,742,400   Carter Holt Harvey Ltd........................    5,405,527
  3,388,000   Independent Newspaper Ltd.....................   14,134,161
    164,600   Radio Pacific Ltd.............................      466,592
                                                             ------------
                                                               49,693,213
                                                             ------------
              Norway-0.6%
  1,269,100   Schibsted ASA.................................   15,118,115
                                                             ------------
              Singapore-6.6%
  6,334,500   Cycle & Carriage Ltd..........................   26,783,580
  8,271,000   Fraser & Neave Ltd............................   29,462,294
  9,801,000   Overseas Union Bank Ltd.......................   34,628,497
  3,509,000   Robinson and Company Ord......................    9,349,204
  4,033,800   Singapore Press Holdings Ltd.*................   44,625,346
    767,000   Times Publishing Ltd..........................    1,155,054
  3,765,000   United Overseas Bank Ltd......................   23,551,694
                                                             ------------
                                                              169,555,669
                                                             ------------
              South Africa-0.6%
  3,906,770   Sappi Ltd.....................................   16,548,334
                                                             ------------
              Spain-0.3%
     31,598   Indo Internacional SA.........................    1,529,546
     80,898   Prim SA.......................................      869,733
    376,152   Unipapel SA...................................    4,877,189
                                                             ------------
                                                                7,276,468
                                                             ------------
              Sweden-5.2%
    149,885   BRIO AB, Class B+.............................      894,237
    204,000   Lundbergforetagen AB, Class B.................    2,670,157
  2,049,100   Pharmacia & Upjohn Inc., Depository Shares....  128,988,762
    138,400   VLT AB, Class B...............................    1,238,573
                                                             ------------
                                                              133,791,729
                                                             ------------
              Switzerland-12.4%
         33   Bank of International Settlements America.....      185,939
     35,528   Banque Cantonale Vaudoise.....................   10,460,020
      4,283   Bobst SA, Bearer..............................    5,072,927
        250   Bobst SA, Registered..........................      150,592
        300   Bucher Holding AG, Bearer.....................      247,716
     44,480   Compagnie Financiere Richemont AG.............   74,058,071
      3,765   Daetwyler Holding AG, Bearer..................    6,396,041
     85,175   Edipresse SA, Bearer..........................   19,600,338


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999

                                                                      Market
                                                                       Value
      Shares                                                         (Note 1)
      ------                                                         --------
              COMMON STOCKS
              Switzerland-(Continued)
      15,460  Forbo Holding AG....................................  $  6,435,127
       2,200  Golay Buchel Holding SA, Bearer.....................     1,459,222
      10,780  Helvetia Patria Holding, Registered.................     8,397,821
      29,327  Loeb Holding AG.....................................     5,756,230
      57,089  Nestle SA, Registered...............................   103,900,048
       6,698  Novartis AG, Bearer.................................    10,925,333
      10,329  Novartis AG, Registered.............................    16,785,062
      50,900  Safra Republic Holdings SA..........................     2,144,518
      45,175  SAirGroup, Registered...............................     9,738,232
       9,811  Sarna Kunsstoff Holding AG, Registered..............    12,417,306
      21,161  SIG Schweizerishe...................................    12,173,841
         384  Societe Europeenne de Communication SA, Class A, ADR+        4,728
       3,451  Societe Europeenne de Communication SA, Class B, ADR+       43,568
       3,355  Vetropack Holding AG, Bearer........................       408,731
      19,135  Zehnder Holding, Bearer.............................     8,029,577
       9,854  Zschokke Holding AG, Registered+....................     2,274,257
       6,950  ZZ Holding AG.......................................     5,056,684
                                                                  --------------
                                                                     322,121,929
                                                                  --------------
              Thailand-0.0%++
     132,300  S & J Enterprises Public Company Ltd................        81,025
                                                                  --------------
              United Kingdom-13.1%
   1,866,739  Alumasc Group PLC...................................     2,756,817
   5,787,000  Arjo Wiggins Appleton PLC...........................    12,982,896
   2,147,400  Bernard Matthews PLC................................     4,471,013
     455,000  British Mohair Holdings PLC.........................       598,511
   7,412,341  British Steel Ord...................................    15,283,387
   4,069,445  BTR PLC.............................................    17,947,281
     458,000  Burtonwood Brewery PLC..............................     1,142,082
  11,431,603  Caradon PLC.........................................    25,185,066
   3,979,658  Carclo Engineering Group PLC........................     7,482,987
   1,470,000  Courtaulds Textiles PLC.............................     3,641,908
     181,905  Diageo PLC..........................................     2,043,418
   7,369,666  Dowding & Mills PLC.................................     5,352,586
   1,408,668  Dyson (J&J) PLC, Class A, Non-voting................     1,762,031
   4,544,753  Elementis PLC.......................................     6,821,762
     173,269  Ellis & Everard PLC.................................       514,567
   1,933,000  European Motor Holdings PLC.........................     2,027,909
     803,000  Folkes Group PLC....................................       693,382
     427,800  Glaxo Wellcome PLC, Units, Sponsored ADR............    28,635,863
   3,079,000  Glynwed International PLC...........................     9,591,142
   1,098,479  Hardys & Hansons PLC................................     4,441,225
     976,239  HSBC Holdings.......................................    31,087,554
     101,733  HSBC Holdings PLC...................................     3,280,656
     515,000  Intercare Group PLC.................................       610,939
     350,000  Johnston Group PLC..................................     1,821,802

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999
                                                               Market
                                                                Value
      Shares                                                  (Note 1)
      ------                                                  --------
                 COMMON STOCKS
                 United Kingdom-(Continued)
     4,545,154   McAlpine (Alfred) PLC................... $   12,470,987
     6,900,000   Mirror Group PLC........................     23,498,214
     1,777,545   Molins PLC..............................      3,944,814
     3,027,120   Nycomed Amersham PLC....................     26,383,154
       584,000   Partridge Fine Art Ord..................        692,793
    19,107,025   Pilkington PLC..........................     25,441,946
     1,947,500   Regal Hotel Group PLC...................        895,830
     4,562,511   Rexam PLC...............................     15,132,792
     3,493,490   Sherwood Group PLC......................      1,409,623
       277,100   SmithKline Beecham PLC, Units, ADR......     19,812,650
       779,500   Swan Hill Group PLC.....................        754,867
       153,509   Thistle Hotels PLC......................        415,004
     3,001,672   Time Products PLC.......................      4,190,662
     1,200,000   Union PLC...............................        406,728
     1,537,500   Wolverhampton & Dudley Breweries PLC....     12,134,651
        37,500   Young & Company's Brewery PLC, Class A..        459,990
                                                          --------------
                                                             338,221,489
                                                          --------------
                 United States-13.1%
       221,000   American Express Company................     25,967,500
        75,700   American National Insurance Company.....      5,048,245
       333,097   Bank One Corporation....................     18,341,154
       514,800   Chase Manhattan Corporation.............     41,859,675
        81,500   Coca-Cola Bottling Company..............      4,513,063
       348,300   Comerica, Inc...........................     21,746,981
       230,400   Federal Home Loan Mortgage Corporation..     13,161,600
        70,000   GATX Corporation........................      2,305,625
       200,000   Harland (John H.) Company...............      2,587,500
       197,100   Household International Inc.............      8,992,688
       454,000   MBIA Inc................................     26,332,000
        73,125   Mercantile Bancorp Inc..................      3,473,438
        79,700   NAC Re Corporation......................      4,278,894
     2,679,334   Panamerican Beverages Inc., Class A.....     47,055,803
       319,600   Philip Morris Companies Inc.............     11,245,925
       460,000   PNC Bank Corporation....................     25,558,750
       596,000   Popular Inc.............................     18,420,125
       118,400   Standard Motor Products Inc.............      2,449,400
        74,100   Syms Corporation+.......................        551,119
       294,600   Transatlantic Holdings Inc..............     22,095,000
        20,000   Tremont Corporation.....................        352,500
       551,000   UST Inc.................................     14,394,875
       525,000   Wells Fargo & Company...................     18,407,813
                                                          --------------
                                                             339,139,673
                                                          --------------
                 TOTAL COMMON STOCKS
                 (Cost $2,058,323,719)...................  2,472,690,151
                                                          --------------
                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999


                                                                           Market
                                                                           Value
    Shares                                                                (Note 1)
    ------      PREFERRED STOCKS-0.8%                                     --------
       23,044   KSB AG...................................................$ 2,987,887
      136,187   Moebel Walther AG........................................  2,339,687
      160,556   Villeroy & Boch AG....................................... 15,786,757
                                                                         -----------
                TOTAL PREFERRED STOCKS
                (Cost $26,907,456)....................................... 21,114,331
                                                                          ----------
   Face
  Value
  -----
                CONVERTIBLE CORPORATE BOND-0.0%++
                (Cost $104,039)
JPY 9,000,000   Shikoku Coca-Cola Bottling, 2.400% due 3/29/02...........    103,365
                                                                          ----------
                COMMERCIAL PAPER-1.6%
                (Cost $40,000,000)
$  40,000,000   General Electric Capital Corporation, 5.060% due 4/1/99.. 40,000,000
                                                                          ----------
                U.S. TREASURY BILLS-0.5%
    3,000,000   5.330%** due 7/22/99.....................................  2,959,110
   10,000,000   4.501%** due 1/6/00......................................  9,656,200
                                                                          ----------
                TOTAL U.S. TREASURY BILLS
                (Cost $12,618,764)....................................... 12,615,310
                                                                          ----------
                REPURCHASE AGREEMENT-1.8%
                (Cost $47,659,000)
   47,659,000   Agreement with UBS Securities Inc., 4.880% dated 3/31/99, to be repurchased at $47,665,460 on 4/1/99, collateralized by
                $36,933,000 U.S. Treasury Notes, 11.750% due 2/15/10
                (market value $48,347,605)............................... 47,659,000
                                                                          ----------

TOTAL INVESTMENTS (Cost $2,185,612,978*)................    100.2%     2,594,182,157
OTHER ASSETS AND LIABILITIES (Net)......................     (0.2)        (4,608,186)
                                                            -----     --------------
NET ASSETS..............................................    100.0%    $2,589,573,971
                                                            =====     ==============
----------------

         *   Aggregate cost for Federal tax purposes was $2,215,192,866.
        **   Rate represents annualized yield at date of purchase (unaudited).
         +   Non-income producing security.
        ++   Amount represents less than 0.1% of net assets.

Abbreviations:
ADR   American Depository Receipt
JPY   Japanese Yen
Ord   Ordinary Share


                       SEE NOTES TO FINANCIAL STATEMENTS


TWEEDY, BROWNE GLOBAL VALUE FUND
Portfolio of Investments

March 31, 1999




                                   Percentage of   Market Value
Sector Diversification               Net Assets     (Note 1)
----------------------             -------------   ------------
COMMON STOCKS:
Food and Beverages..................... 12.5%   $  324,605,165
Banking................................ 12.1       313,026,481
Pharmaceuticals........................ 11.2       290,031,690
Printing and Publishing................ 10.3       266,505,575
Financial Services.....................  8.3       214,308,368
Manufacturing..........................  3.9       101,653,882
Tobacco................................  3.4        88,452,946
Machinery..............................  3.0        77,237,753
Chemicals..............................  3.0        76,907,093
Consumer Non-Durables..................  2.6        66,502,427
Retail.................................  2.5        64,878,388
Consumer Durables......................  2.4        63,167,943
Autos..................................  2.4        61,662,453
Holdings...............................  2.0        52,424,851
Forest Products........................  2.0        50,674,728
Engineering and Construction...........  1.8        46,924,113
Transportation.........................  1.8        46,899,725
Insurance..............................  1.6        41,962,482
Building Materials.....................  1.5        39,665,285
Glass Products.........................  1.1        29,399,384
Mining and Metal Fabrication...........  0.9        22,184,606
Electronics............................  0.9        21,823,636
Construction Materials.................  0.7        18,852,433
Wholesale..............................  0.7        17,700,015
Textiles...............................  0.6        16,526,759
Radio..................................  0.6        14,358,582
Leisure................................  0.4        10,813,856
Health Care............................  0.3         8,105,022
Real Estate............................  0.3         6,342,721
Medical Research and Supplies..........  0.2         5,399,500
Other..................................  0.5        13,692,289
                                       -----    --------------
Total Common Stocks.................... 95.5     2,472,690,151
Preferred Stocks.......................  0.8        21,114,331
Convertible Corporate Bond.............  0.0++         103,365
Commercial Paper.......................  1.6        40,000,000
U.S. Treasury Bills....................  0.5        12,615,310
Repurchase Agreement...................  1.8        47,659,000
Other Assets and Liabilities (Net)..... (0.2)       (4,608,186)
                                       -----    --------------
Net Assets.............................100.0%   $2,589,573,971
                                       =====    ==============
---------------

++   Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999

                                                 Contract      Market
                                                  Value         Value
  Contracts                                        Date        (Note 1)
  ---------                                      --------      --------
FORWARD EXCHANGE CONTRACTS TO BUY
  2,574,000   Canadian Dollar...................  5/6/99 $    1,705,395
    956,410   Canadian Dollar................... 7/23/99        633,923
 12,300,000   Danish Krona......................  7/2/99      1,796,293
  5,069,250   Danish Krona...................... 7/23/99        741,121
  4,782,375   European Economic Union Euro......  4/6/99      5,168,619
 20,526,608   European Economic Union Euro...... 4/12/99     22,192,531
  2,039,920   European Economic Union Euro......  5/6/99      2,208,657
 18,790,845   European Economic Union Euro......  6/8/99     20,383,730
     89,724   Great Britain Pound Sterling......  4/9/99        144,803
 23,991,000   Hong Kong Dollar.................. 4/12/99      3,095,064
 19,833,750   Hong Kong Dollar.................. 4/23/99      2,558,059
 53,127,650   Hong Kong Dollar..................  5/6/99      6,850,078
 38,947,625   Hong Kong Dollar..................  6/1/99      5,018,886
  3,354,454   New Zealand Dollar................  5/6/99      1,794,904
 15,500,000   Norwegian Krone................... 8/27/99      1,997,582
 22,700,000   South African Rand................  6/8/99      3,618,687
 12,864,000   Singapore Dollar..................  5/6/99      7,473,504
 10,378,800   Singapore Dollar.................. 5/25/99      6,039,329
 22,454,900   Singapore Dollar..................  6/8/99     13,081,660
  1,262,800   Singapore Dollar.................. 6/17/99        736,231
  2,620,200   Singapore Dollar..................  7/2/99      1,529,495
 13,987,800   Swiss Franc....................... 4/12/99      9,477,825
 32,754,990   Swiss Franc....................... 5/17/99     22,278,850
 15,577,650   Swiss Franc.......................  6/8/99     10,620,039
 38,899,350   Swiss Franc....................... 7/23/99     26,646,638
                                                         --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(Contract Amount $187,770,563)..................         $  177,791,903
                                                         ==============
FORWARD EXCHANGE CONTRACTS TO SELL
    153,971   Australian Dollar.................12/23/99 $      (97,827)
  2,574,000   Canadian Dollar...................  5/6/99     (1,705,395)
 15,104,775   Canadian Dollar................... 5/17/99    (10,008,066)
  7,920,550   Canadian Dollar...................  6/1/99     (5,248,290)
  1,754,400   Canadian Dollar...................  7/2/99     (1,162,655)
    956,410   Canadian Dollar................... 7/23/99       (633,923)
  8,267,860   Canadian Dollar...................12/23/99     (5,488,130)
  2,250,750   Canadian Dollar................... 3/27/00     (1,495,595)
  4,517,400   Canadian Dollar................... 3/29/00     (3,001,816)
 67,890,000   Danish Krona......................  7/2/99     (9,914,664)
  5,069,250   Danish Krona...................... 7/23/99       (741,121)
  9,366,000   Danish Krona......................12/23/99     (1,381,003)
      9,496   European Economic Union Euro......  4/1/99        (10,261)
     55,781   European Economic Union Euro......  4/8/99        (60,293)


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999



                                                Contract     Market
                                                 Value       Value
  Contracts                                       Date      (Note 1)
  ---------                                     --------    --------
FORWARD EXCHANGE CONTRACTS TO SELL
      22,687   European Economic Union Euro....  4/9/99   $    (24,523)
  24,672,350   European Economic Union Euro.... 4/12/99    (26,674,738)
  10,044,334   European Economic Union Euro.... 4/23/99    (10,866,801)
  10,250,555   European Economic Union Euro....  5/6/99    (11,098,459)
  19,205,407   European Economic Union Euro.... 5/17/99    (20,807,169)
   5,360,415   European Economic Union Euro.... 5/25/99     (5,810,148)
  18,377,028   European Economic Union Euro....  6/1/99    (19,926,838)
  20,133,741   European Economic Union Euro....  6/8/99    (21,840,463)
  22,158,655   European Economic Union Euro.... 6/17/99    (24,049,424)
  11,490,619   European Economic Union Euro....  7/2/99    (12,482,007)
  15,806,432   European Economic Union Euro.... 7/15/99    (17,184,108)
   8,271,479   European Economic Union Euro....  8/2/99     (9,002,507)
   1,700,382   European Economic Union Euro.... 8/13/99     (1,851,929)
   6,861,561   European Economic Union Euro.... 8/27/99     (7,479,608)
  14,005,616   European Economic Union Euro....10/27/99    (15,327,457)
  23,462,883   European Economic Union Euro.... 11/5/99    (25,692,808)
  10,029,764   European Economic Union Euro....11/12/99    (10,988,156)
   4,003,750   European Economic Union Euro....11/15/99     (4,387,210)
  17,009,988   European Economic Union Euro....11/22/99    (18,647,872)
  17,767,622   European Economic Union Euro....12/10/99    (19,501,955)
  19,649,003   European Economic Union Euro....12/23/99    (21,585,749)
   8,868,601   European Economic Union Euro....12/31/99     (9,747,967)
   2,531,815   European Economic Union Euro....  1/4/00     (2,783,601)
   9,630,684   European Economic Union Euro.... 1/18/00    (10,598,350)
  21,620,687   European Economic Union Euro.... 2/11/00    (23,831,200)
  39,268,184   European Economic Union Euro.... 2/25/00    (43,323,379)
  19,715,028   European Economic Union Euro.... 3/27/00    (21,795,903)
  16,197,246   European Economic Union Euro.... 3/29/00    (17,909,222)
     910,747   Great Britain Pound Sterling....  5/6/99     (1,469,458)
   8,098,679   Great Britain Pound Sterling.... 5/25/99    (13,065,911)
  13,083,297   Great Britain Pound Sterling....  6/8/99    (21,106,571)
  11,990,408   Great Britain Pound Sterling....  7/2/99    (19,341,799)
  24,843,949   Great Britain Pound Sterling.... 7/23/99    (40,075,910)
   9,319,664   Great Britain Pound Sterling.... 8/27/99    (15,033,592)
  17,925,430   Great Britain Pound Sterling....10/20/99    (28,923,471)
   4,866,180   Great Britain Pound Sterling.....11/5/99     (7,853,287)
   4,276,637   Great Britain Pound Sterling....11/15/99     (6,902,672)
   3,644,094   Great Britain Pound Sterling....11/22/99     (5,882,209)
   5,442,671   Great Britain Pound Sterling....12/31/99     (8,789,494)
  19,680,197   Great Britain Pound Sterling.... 2/11/00    (31,797,833)
  12,503,126   Great Britain Pound Sterling.... 2/25/00    (20,204,995)
  12,309,965   Great Britain Pound Sterling.... 3/13/00    (19,896,856)
  12,174,337   Great Britain Pound Sterling.... 3/27/00    (19,680,905)
  14,729,348   Great Britain Pound Sterling.... 3/29/00    (23,811,878)
  23,991,000   Hong Kong Dollar................ 4/12/99     (3,095,064)
  19,833,750   Hong Kong Dollar................ 4/23/99     (2,558,059)
  53,127,650   Hong Kong Dollar................  5/6/99     (6,850,077)
  77,895,250   Hong Kong Dollar................  6/1/99    (10,037,772)


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999


                                          Contract           Market
                                           Value             Value
  Contracts                                 Date             (Note 1)
  ---------                                 ----             --------
FORWARD EXCHANGE CONTRACTS TO SELL
   30,765,500   Hong Kong Dollar..........  7/2/99       $  (3,961,548)
   32,712,400   Hong Kong Dollar.......... 7/23/99          (4,208,334)
   93,345,500   Hong Kong Dollar..........  8/2/99         (12,003,255)
   35,110,757   Hong Kong Dollar.......... 9/14/99          (4,506,286)
  158,880,000   Hong Kong Dollar..........10/20/99         (20,346,784)
   56,100,100   Hong Kong Dollar.......... 11/5/99          (7,176,314)
  127,448,000   Hong Kong Dollar..........11/12/99         (16,295,091)
   55,548,500   Hong Kong Dollar.......... 1/18/00          (7,068,746)
   31,663,200   Hong Kong Dollar..........  3/6/00          (4,015,573)
   94,668,000   Hong Kong Dollar.......... 3/27/00         (11,988,146)
    3,972,040   Japanese Yen..............  4/1/99             (33,543)
    3,633,718   Japanese Yen..............  4/2/99             (30,686)
   45,628,893   Japanese Yen..............  4/5/99            (385,514)
3,416,175,000   Japanese Yen.............. 4/12/99         (28,895,014)
3,714,900,000   Japanese Yen.............. 4/23/99         (31,476,551)
4,131,270,000   Japanese Yen..............  5/6/99         (35,069,969)
3,815,400,000   Japanese Yen.............. 5/25/99         (32,466,625)
5,156,000,000   Japanese Yen..............  6/1/99         (43,913,134)
2,475,605,000   Japanese Yen..............  6/8/99         (21,103,136)
  379,288,000   Japanese Yen..............  7/2/99          (3,243,157)
4,761,792,500   Japanese Yen.............. 7/15/99         (40,790,653)
2,407,984,000   Japanese Yen..............  8/2/99         (20,679,363)
2,302,420,000   Japanese Yen.............. 8/13/99         (19,803,179)
2,235,400,000   Japanese Yen..............11/12/99         (19,475,158)
  466,720,000   Japanese Yen..............11/15/99          (4,067,878)
2,919,000,000   Japanese Yen..............12/10/99         (25,532,327)
  559,500,000   Japanese Yen..............12/24/99          (4,903,646)
  329,130,000   Japanese Yen..............  1/4/00          (2,889,104)
  544,050,000   Japanese Yen.............. 2/16/00          (4,804,735)
1,275,010,000   Japanese Yen.............. 2/25/00         (11,274,406)
7,505,550,000   Japanese Yen..............  3/6/00         (66,461,833)
2,684,405,000   Japanese Yen.............. 3/13/00         (23,793,818)
2,810,250,000   Japanese Yen.............. 3/29/00         (24,965,714)
    3,354,454   New Zealand Dollar........  5/6/99          (1,794,903)
   12,514,440   New Zealand Dollar........  6/8/99          (6,698,677)
    1,829,268   New Zealand Dollar........  7/2/99            (979,417)
    9,914,733   New Zealand Dollar........  8/2/99          (5,309,959)
    2,067,825   New Zealand Dollar........ 8/27/99          (1,107,696)
    1,359,487   New Zealand Dollar........ 9/14/99            (728,370)
    7,517,384   New Zealand Dollar........10/27/99          (4,029,066)
    6,753,497   New Zealand Dollar........ 11/5/99          (3,619,926)
    9,293,680   New Zealand Dollar........11/12/99          (4,981,779)
   28,790,787   New Zealand Dollar........12/23/99         (15,438,376)
    3,723,008   New Zealand Dollar........ 3/13/00          (1,997,749)
   12,025,902   New Zealand Dollar........ 3/27/00          (6,454,592)
   96,660,880   Norwegian Krone........... 8/27/99         (12,457,294)


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999


                                  Contract          Market
                                    Value            Value
     Contracts                       Date          (Note 1)
     ---------                    --------         --------
FORWARD EXCHANGE CONTRACTS TO SELL
 11,738,250   Norwegian Krone......12/23/99    $  (1,512,077)
 26,956,300   Norwegian Krone...... 2/11/00       (3,472,408)
    347,625   Singapore Dollar.....  4/5/99         (201,401)
    219,154   Singapore Dollar.....  4/7/99         (126,993)
 12,864,000   Singapore Dollar.....  5/6/99       (7,473,503)
 10,378,800   Singapore Dollar..... 5/25/99       (6,039,329)
 22,454,900   Singapore Dollar.....  6/8/99      (13,081,660)
  1,262,800   Singapore Dollar..... 6/17/99         (736,231)
  2,620,200   Singapore Dollar.....  7/2/99       (1,529,495)
 56,464,000   Singapore Dollar..... 7/15/99      (32,992,019)
 32,740,200   Singapore Dollar.....  8/2/99      (19,155,980)
 48,300,000   Singapore Dollar.....10/20/99      (28,419,315)
 12,796,000   Singapore Dollar..... 11/5/99       (7,536,604)
 16,337,000   Singapore Dollar.....11/15/99       (9,628,206)
 14,447,700   Singapore Dollar.....11/22/99       (8,518,475)
 32,456,000   Singapore Dollar.....12/10/99      (19,157,834)
  5,667,200   Singapore Dollar.....12/23/99       (3,347,898)
 29,745,000   Singapore Dollar..... 1/18/00      (17,600,358)
 33,900,000   Singapore Dollar..... 2/25/00      (20,106,375)
 28,210,000   South African Rand...  6/8/99       (4,497,056)
 35,490,000   South African Rand... 6/17/99       (5,644,608)
 19,600,000   South African Rand...  8/2/99       (3,084,874)
  5,865,840   South African Rand... 8/27/99         (918,193)
 21,966,000   South African Rand...11/12/99       (3,383,966)
 20,160,000   South African Rand... 3/29/00       (3,022,829)
 31,834,000   Swedish Krona........ 4/12/99       (3,878,245)
 78,088,000   Swedish Krona........ 4/23/99       (9,519,158)
 22,860,000   Swedish Krona........ 5/25/99       (2,791,771)
 34,749,450   Swedish Krona........  6/1/99       (4,245,454)
 26,928,000   Swedish Krona........ 6/17/99       (3,292,872)
 23,613,000   Swedish Krona........  7/2/99       (2,889,980)
 37,240,450   Swedish Krona........ 7/23/99       (4,563,511)
 41,257,000   Swedish Krona........ 8/27/99       (5,066,189)
 84,808,900   Swedish Krona........11/12/99      (10,463,605)
 24,066,900   Swedish Krona........11/22/99       (2,971,212)
 11,893,050   Swedish Krona........12/23/99       (1,471,140)
 38,448,500   Swedish Krona........ 1/18/00       (4,763,755)
 32,340,000   Swedish Krona........ 3/29/00       (4,024,762)
    154,507   Swiss Franc..........  4/6/99         (104,620)
 13,987,800   Swiss Franc.......... 4/12/99       (9,477,825)
  1,454,300   Swiss Franc.......... 4/23/99         (986,616)
 32,754,990   Swiss Franc.......... 5/17/99      (22,278,850)
 31,281,800   Swiss Franc..........  6/1/99      (21,310,575)
 15,577,650   Swiss Franc..........  6/8/99      (10,620,039)
  5,892,000   Swiss Franc..........  7/2/99       (4,027,053)
 38,899,350   Swiss Franc.......... 7/23/99      (26,646,638)
 64,250,000   Swiss Franc..........10/27/99      (44,464,362)



                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999




                                  Contract              Market
                                   Value                 Value
   Contracts                       Date                 (Note 1)
   ---------                      --------              --------
FORWARD EXCHANGE CONTRACTS TO SELL
  22,207,100   Swiss Franc......... 11/5/99      $   (15,383,177)
  19,731,000   Swiss Franc.........11/12/99          (13,678,107)
  18,706,800   Swiss Franc.........12/10/99          (13,006,633)
  18,785,200   Swiss Franc.........12/31/99          (13,090,163)
  10,496,000   Swiss Franc......... 1/18/00           (7,327,866)
  18,305,300   Swiss Franc.........  3/6/00          (12,844,625)
  18,292,300   Swiss Franc......... 3/13/00          (12,844,923)
  42,141,000   Swiss Franc......... 3/27/00          (29,634,744)
  35,362,500   Swiss Franc......... 3/29/00          (24,872,922)
                                                 ----------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(Contract Amount $1,977,528,730)...              $(1,969,502,506)
                                                 ================


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Assets and Liabilities

March 31, 1999


ASSETS
  Investments, at value (Cost $2,185,612,978) (Note 1)
    See accompanying schedule.....................              $2,594,182,157
  Cash and foreign currency (Cost $3,336,516).....                   4,155,388
  Dividends and interest receivable...............                   8,984,646
  Receivable for investment securities sold.......                   4,762,849
  Receivable for Fund shares sold.................                   4,371,980
  Prepaid expenses................................                      18,321
                                                                --------------
           Total Assets...........................               2,616,475,341
                                                                --------------

LIABILITIES
  Payable for Fund shares redeemed................ $14,247,746
  Payable for investment securities purchased.....   8,148,969
  Net unrealized depreciation of forward
    exchange contracts (Note 1)...................   1,952,436
  Investment advisory fee payable (Note 2)........   1,786,317
  Transfer agent fees payable (Note 2)............     137,206
  Custodian fees payable (Note 2).................      96,500
  Accrued expenses and other payables.............     532,196
                                                   -----------
           Total Liabilities......................                  26,901,370
                                                                --------------
NET ASSETS........................................              $2,589,573,971
                                                                ==============

NET ASSETS consist of
  Undistributed net investment income.............              $    7,038,576
  Accumulated net realized gain on securities,
    forward exchange contracts
    and foreign currencies........................                 111,916,063
  Net unrealized appreciation of securities,
    forward exchange contracts, foreign
    currencies and net other assets...............                 406,590,505
  Par value.......................................                      14,324
  Paid-in capital in excess of par value..........               2,064,014,503
                                                                --------------
           Total Net Assets.......................              $2,589,573,971
                                                                ==============

NET ASSET VALUE, offering and redemption price per
  share ($2,589,573,971 / 143,236,350 shares of common
  stock outstanding)..............................                      $18.08
                                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Operations

For the Year Ended March 31, 1999

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $7,003,850)..  $   57,247,952
  Interest (net of foreign withholding taxes of $176).........       9,513,420
                                                                --------------
           Total Investment Income............................      66,761,372
                                                                --------------
EXPENSES
  Investment advisory fee (Note 2)...............  $31,308,970
  Custodian fees (Note 2)........................    1,237,622
  Administration fee (Note 2)....................    1,042,815
  Transfer agent fees (Note 2)...................      767,007
  Legal and audit fees...........................      103,500
  Directors' fees and expenses (Note 2)..........       49,783
  Amortization of organization costs (Note 5)....        3,785
  Other..........................................      721,493
                                                   -----------
           Total Expenses........................                   35,234,975
                                                                --------------
NET INVESTMENT INCOME............................                   31,526,397
                                                                --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
  Net realized gain on:
    Securities................................................     140,754,141
    Forward exchange contracts................................      52,729,457
    Foreign currencies and net other assets...................       3,682,421
                                                                --------------
  Net realized gain on investments during the year............     197,166,019
                                                                --------------

  Net change in unrealized appreciation (depreciation) of:
    Securities................................................     (96,602,157)
    Forward exchange contracts................................     (80,115,865)
    Foreign currencies and net other assets...................         113,168
                                                                --------------
  Net unrealized depreciation of investments during the year..    (176,604,854)
                                                                --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...............      20,561,165
                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.................................................  $   52,087,562
                                                                ==============
                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statements of Changes in Net Assets

                                                                              Year               Year
                                                                             Ended              Ended
                                                                            3/31/99            3/31/98
                                                                        --------------      --------------
Net investment income...............................................    $   31,526,397      $   19,920,077
Net realized gain on securities, forward exchange contracts
  and currency transactions during the year.........................       197,166,019         182,967,157
Net unrealized appreciation (depreciation) of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year..................................      (176,604,854)        356,433,551
                                                                        --------------      --------------
Net increase in net assets resulting from operations................        52,087,562         559,320,785
Distributions:
  Dividends to shareholders from net investment income..............       (51,902,775)        (87,707,202)
  Dividends in excess of net investment income......................                --          (8,964,368)
  Distributions to shareholders from net realized gain on
    investments.....................................................      (135,825,791)        (54,368,991)
Net increase in net assets from Fund share transactions (Note 4)....       197,274,233         678,450,026
                                                                        --------------      --------------
Net increase in net assets..........................................        61,633,229       1,086,730,250
NET ASSETS
Beginning of year...................................................     2,527,940,742       1,441,210,492
                                                                        --------------      --------------
End of year (including undistributed net investment income
  of $7,038,576 and $16,475,676, respectively)......................    $2,589,573,971      $2,527,940,742
                                                                        ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Financial Highlights

For a Fund share outstanding throughout each year.

                                                    Year           Year            Year           Year           Year
                                                   Ended          Ended           Ended          Ended          Ended
                                                  3/31/99        3/31/98         3/31/97        3/31/96(a)     3/31/95
                                                ----------     ----------      ----------       ----------    --------
Net asset value, beginning of year...........   $    18.98     $    15.46      $    14.28       $  11.52      $  12.26
                                                ----------     ----------      ----------       --------      --------
Income from investment operations:
Net investment income (b)....................         0.23           0.26            0.12           0.15          0.10
Net realized and unrealized gain
  (loss) on investments......................         0.24           4.62            2.18           2.81         (0.68)
                                                ----------     ----------      ----------       --------      --------
         Total from investment operations....         0.47           4.88            2.30           2.96         (0.58)
                                                ----------     ----------      ----------       --------      --------
Distributions:
  Dividends from net investment income........       (0.38)         (0.79)          (0.19)            --            --
  Dividends in excess of net
    investment income.........................          --          (0.08)          (0.36)            --            --
  Distributions from net realized gains.......       (0.99)         (0.49)          (0.57)         (0.05)        (0.06)
Distributions in excess of net
  realized gains..............................          --             --              --          (0.15)        (0.10)
                                                ----------     ----------      ----------       --------      --------
         Total distributions..................       (1.37)         (1.36)          (1.12)         (0.20)        (0.16)
                                                ----------     ----------      ----------       --------      --------
Net asset value, end of year..................  $    18.08     $    18.98      $    15.46       $  14.28      $  11.52
                                                ==========     ==========      ==========       ========      ========
Total return (c)..............................        3.03%         33.09%          16.66%         25.88%        (4.74)%
                                                ==========     ==========      ==========       ========      ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)............  $2,589,574     $2,527,941      $1,441,210       $950,911      $655,035
Ratio of operating expenses to
  average net assets (d)......................        1.41%          1.42%           1.58%          1.60%         1.65%
Ratio of net investment income
  to average net assets.......................        1.26%          1.05%           0.73%          1.15%         1.08%
Portfolio turnover rate.......................          23%            16%             20%            17%           16%
------------

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43% and 1.58%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

1. Significant Accounting Policies

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation. Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the I nvestment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     Repurchase Agreements. The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund see ks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exc hange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Exchange Contracts. The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. Investment Advisory Fee, Other Related Party Transactions and
   Administration Fee

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $40.7 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                            Fees on Assets
                             -----------------------------------------------
                                                Between
                                 Up to       $500 Million and     Exceeding
                              $500 Million      $1 Billion       $1 Billion
 ---------------------------------------------------------------------------
 Administration Fees             0.06%            0.04%             0.02%
 ---------------------------------------------------------------------------
                                 Up to           Exceeding
                              $100 Million     $100 Million
 ---------------------------------------------------------------------------
 Accounting Fees                 0.03%            0.01%
 ---------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services. From time to time, the Administrator may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, the Administrator did not waive any administrative fees.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3. Securities Transactions

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1999, aggregated $818,186,260 and $545,726,790, respectively.

     At March 31, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $590,050,617 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $211,061,326.

4. Capital Stock

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                 --------------------------------------------------------------
                      Year Ended 3/31/99               Year Ended 3/31/98
                 --------------------------------------------------------------
                    Shares          Amount           Shares          Amount
-------------------------------------------------------------------------------
Sold              68,156,263   $ 1,217,805,048     58,530,975    $1,007,774,368
Reinvested        10,128,684       170,060,040      8,222,804       133,167,149
Redeemed         (68,246,032)   (1,190,590,855)   (26,794,022)     (462,491,491)
-------------------------------------------------------------------------------
Net increase      10,038,915   $   197,274,233     39,959,757    $  678,450,026
-------------------------------------------------------------------------------

5. Organization Costs

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. At March 31, 1999, all such costs have been fully amortized.

6. Foreign Securities

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7. Line of Credit

     Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund and the Tweedy, Browne American Value Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; however, the total credit available to the Fund and the Tweedy, Browne American Value Fund is $50 million. Interest is payable at the bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Fund and the Tweedy, Browne American Value Fund pay a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements

ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1999, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

     We have audited the accompanying statement of assets and liablities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

TWEEDY, BROWNE GLOBAL VALUE FUND

Tax Information (unaudited)


Year Ended March 31, 1999

     For the fiscal year ended March 31, 1999, the amount of long-term capital gain designated by the Fund was $106,373,560, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1999, 6.06% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND
Portfolio Highlights
March 31, 1999

               Hypothetical Illustration of $10,000 Invested in
                    Tweedy, Browne American Value Fund vs.
               Standard & Poor's 500 Stock Index ("S&P 500") and
               Morningstar Mid-Cap Value Funds ("MMCV") Average
                            12/8/93 through 3/31/99


[GRAPH GOES HERE]


The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

MMCV Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.


---------------------------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN*                                  AGGREGATE TOTAL RETURN*
     ----------------------------                                  ----------------------
                                                                       Year     Inception
                                   Without                            Ended    (12/8/93)-
The Fund                  Actual   Waivers**                         3/31/99     3/31/99
--------                  ------   ---------                         -------   ----------
Inception (12/8/93)
  through 3/31/99         18.57%     18.37%                The Fund   (1.09)%     147.15%
Year Ended 3/31/99        (1.09)%    (1.11)%               S&P 500    18.49%      212.14%
                                                           MMCV       (9.79)%      94.70%
---------------------------------------------------------------------------------------------------
Note: The performance shown represents past performance and is not a guarantee of future results.
      The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
    * Assumes the reinvestment of all dividends and distributions.
   ** See Note 2 to Financial Statements.


TWEEDY, BROWNE AMERICAN VALUE FUND
Perspective On Assessing Investment Results
March 31, 1999

     In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market indexes, including the Standard & Poor's 500 Stock Index (the "S&P 500"). However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably most of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In Are Short-Term Performance and Value Investing Mutually Exclusive?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Super Investors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% to 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13

TWEEDY, BROWNE AMERICAN VALUE FUND
Perspective On Assessing Investment Results

years to 28 years, this group of managers underperformed the market between 7.7% to 42% of the years. Six of the seven investment managers underperformed the market between 28% to 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of these money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded "Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently."

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC-74.6%
              Advertising-0.2%
      6,680   Grey Advertising Inc..............................  $  2,317,543
                                                                  ------------

              Apparel/Textiles-0.0%++
     45,900   Chic by H.I.S. Inc.+..............................       109,013
                                                                  ------------

              Automotive Parts-1.7%
    739,000   Dollar Thrifty Automotive Group Inc.+.............    12,747,750
    170,400   Standard Motor Products Inc.......................     3,525,150
     95,300   Standard Products Company.........................     1,548,625
      5,200   Woodward Governor Company.........................       129,838
                                                                  ------------
                                                                    17,951,363
                                                                  ------------
              Banking-11.8%
     45,300   BancFirst Corporation.............................     1,585,500
    252,898   Bank One Corporation..............................    13,925,196
     20,400   Cape Cod Bank & Trust Company.....................       331,500
    541,814   Chase Manhattan Corporation.......................    44,056,251
    112,650   Comerica Inc......................................     7,033,584
      4,500   Community Financial Group-Bank of Nashville.......        57,656
     20,400   First Mortgage Corporation+.......................        89,250
     50,850   Mercantile Bancorp Inc............................     2,415,375
     43,342   Mid-America Bancorp...............................     1,064,588
     18,000   Peoples Bank Corporation of Indianapolis..........       654,750
    246,700   PNC Bank Corporation..............................    13,707,269
    802,520   Popular Inc.......................................    24,802,884
    118,000   Republic New York Corporation.....................     5,442,750
    360,000   Wells Fargo & Company.............................    12,622,500
                                                                  ------------
                                                                   127,789,053
                                                                  ------------
              Basic Industries-4.5%
    298,600   ACX Technologies Inc.+............................     3,919,125
    219,200   Alamo Group Inc...................................     1,726,200
    141,700   Gorman-Rupp Company...............................     2,214,063
    724,000   Rayonier Inc......................................    29,005,250
     70,200   Sequa Corporation, Class A+.......................     3,527,550
     66,000   Tecumseh Products Company, Class A................     3,339,188
     66,100   Tecumseh Products Company, Class B................     3,061,256
     78,000   Tremont Corporation...............................     1,374,750
                                                                  ------------
                                                                    48,167,382
                                                                  ------------
              Business and Commercial Services-1.3%
    716,000   Harland (John H.) Company.........................     9,263,250
     24,400   HUB Group Inc., Class A+..........................       579,500
      5,200   IIC Industries Inc.+..............................        55,250
     12,500   Paris Corporation.................................        27,734
    198,000   Wallace Computer Services Inc.....................     3,922,875
                                                                  ------------
                                                                    13,848,609
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC
              Chemicals-1.4%
    680,700   Lilly Industries Inc., Class A....................  $ 10,508,306
    232,900   Oil-Dri Corporation of America....................     3,391,606
     77,500   Stepan Chemical Company...........................     1,724,375
                                                                  ------------
                                                                    15,624,287
                                                                  ------------
              Consumer Non-Durables-6.1%
    142,400   Bairnco Corporation...............................       676,400
    130,400   Coca-Cola Bottling Company........................     7,220,900
    209,200   EKCO Group Inc.+..................................       706,050
    347,500   M & F Worldwide Corporation+......................     2,432,500
    869,470   Philip Morris Companies Inc.......................    30,594,476
    910,900   UST Inc...........................................    23,797,263
     57,200   Village Super Market Inc., Class A+...............       818,675
                                                                  ------------
                                                                    66,246,264
                                                                  ------------

              Consumer Services-1.9%
    512,900   Jones Intercable Inc., Class A+...................    20,227,494
                                                                  ------------

              Electronic Equipment-0.2%
    100,000   Regal Beloit......................................     1,806,250
                                                                  ------------

              Engineering and Construction-1.9%
     42,700   Devcon International Corporation+.................        70,055
    107,300   Harding Lawson Associates Group Inc.+.............       764,513
    150,500   Hovnanian Enterprises Inc., Class A+..............     1,128,750
     22,900   Liberty Homes Inc., Class A.......................       226,138
     10,000   Liberty Homes Inc., Class B.......................       113,750
     51,300   M/I Schottenstein Homes Inc.......................       910,575
    162,800   Oakwood Homes Corporation.........................     2,289,375
     13,700   Oriole Homes Corporation, Class A+................        27,400
     64,437   Oriole Homes Corporation, Class B+................       118,806
    269,000   RDO Equipment Company, Class A+...................     2,421,000
    309,621   Ryland Group Inc..................................     7,837,282
    271,300   Standard-Pacific Corporation......................     3,492,988
    158,000   Washington Homes Inc.+............................       809,750
                                                                  ------------
                                                                    20,210,382
                                                                  ------------
              Financial Services-17.5%
    382,230   American Express Company..........................    44,912,025
    885,300   Credit Acceptance Corporation+....................     5,062,809
    789,380   Federal Home Loan Mortgage Corporation............    45,093,333
    543,500   Household International Inc.......................    24,797,188
     41,600   Kent Financial Services Inc.+.....................       156,000
     30,000   Letchworth Independent Bancshares Corporation.....       406,875
    632,700   MBIA Inc..........................................    36,696,600
    142,000   Morgan, (J.P.) & Company Inc......................    17,519,250
    756,000   Phoenix Duff & Phelps Corporation.................     6,520,500
    109,030   ReliaStar Financial Corporation...................     4,647,404
     29,800   Value Line Inc....................................     1,029,031
     39,004   Whitney Holding Corporation.......................     1,439,491
                                                                  ------------
                                                                   188,280,506
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-DOMESTIC
              Food and Beverages-1.5%
    950,050   Panamerican Beverages Inc., Class A...............  $ 16,685,253
                                                                  ------------

              Furniture-1.1%
     29,900   Flexsteel Industries Inc..........................       396,175
     75,000   HON Industries Inc................................     1,645,313
    152,350   O' Sullivan Corporation...........................     1,256,888
    598,400   O' Sullivan Industries Holdings Inc.+.............     8,265,400
                                                                  ------------
                                                                    11,563,776
                                                                  ------------

              Health Care-0.7%
    158,500   Angelica Corporation..............................     2,219,000
     33,412   Johnson & Johnson.................................     3,130,287
     45,300   Sola International Inc............................       546,431
    106,600   Spacelabs Medical Inc.+...........................     1,775,556
     10,666   Wyant Corporation+................................        25,998
                                                                  ------------
                                                                     7,697,272
                                                                  ------------

              Insurance-8.7%
     15,200   Allstate Financial Corporation+...................        65,550
    463,500   American Annuity Group Inc........................    10,081,125
     77,400   American Indemnity Financial Corporation..........       967,500
    155,125   American National Insurance Company...............    10,344,898
      8,260   Kansas City Life Insurance Company................       677,320
    488,000   Leucadia National Corporation.....................    14,762,000
     21,600   Merchants Group Inc...............................       456,300
    389,500   MMI Companies Inc.................................     5,988,563
    100,500   NAC Re Corporation................................     5,395,593
    102,500   National Western Life Insurance Company, Class A+.    10,807,344
     31,500   Navigators Group Inc.+............................       442,969
     16,500   RLI Corporation...................................       482,624
    201,000   SCPIE Holdings Inc................................     5,464,688
    379,700   Transatlantic Holdings Inc........................    28,477,500
                                                                  ------------
                                                                    94,413,974
                                                                  ------------

              Investment Companies-0.1%
    190,500   Ampal-American Israel Corporation, Class A+.......       773,906
     10,000   PEC Israel Economic Corporation+..................       301,250
      5,000   Pilgrim America Capital Corporation+..............        95,000
                                                                  ------------
                                                                     1,170,156
                                                                  ------------

              Metals and Metal Products-1.3%
    724,100   ASARCO Inc........................................     9,956,375
     88,700   Lawson Products Inc...............................     1,818,350
     11,900   Mestek Inc.+......................................       226,100
    165,000   Schnitzer Steel Industies Inc.....................     1,974,844
                                                                  ------------
                                                                    13,975,669
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
               COMMON STOCKS-DOMESTIC
               Oil and Gas-0.3%
       5,600   Lufkin Industries Inc............................  $     92,400
      41,460   Matrix Service Company+..........................       136,041
     175,200   Penn Virginia Corporation........................     3,060,525
                                                                  ------------
                                                                     3,288,966
                                                                  ------------
               Real Estate-1.6%
     716,500   American Real Estate Partners L.P.+..............     5,866,344
      26,100   Arizona Land Income Corporation, Class A.........       159,863
     596,700   Castle & Cooke Inc.+.............................     7,980,863
      85,800   Echelon International Corporation Inc.+..........     1,683,825
     102,000   Koger Equity Inc.................................     1,370,625
      13,200   Mays (J.W.) Inc.+................................        99,000
      36,025   Ramco-Gershenson Properties Trust................       574,147
                                                                  ------------
                                                                    17,734,667
                                                                  ------------
               Restaurant Chains-4.7%
   1,106,800   McDonald's Corporation...........................    50,151,875
                                                                  ------------

               Retail-1.9%
     217,000   Discount Auto Parts Inc.+........................     4,665,500
     117,900   EZCORP Inc., Class A.............................       810,562
      90,100   Government Technology Services Inc.+.............       318,166
     654,000   Jan Bell Marketing Inc.+.........................     2,779,500
      39,600   Penney (J.C.) Company Inc........................     1,603,800
     130,100   Swiss Army Brands Inc.+..........................     1,268,475
     182,700   Syms Corporation+................................     1,358,831
     765,600   Value City Department Stores Inc.+...............     7,464,600
                                                                  ------------
                                                                    20,269,434
                                                                  ------------
               Technology-0.0%++
      44,600   Astrosystems Inc.+...............................       132,406
                                                                  ------------

               Telecommunications-1.2%
      93,600   Commonwealth Telephone Enterprises Inc.+.........     3,460,275
     280,800   RCN Corporation+.................................     9,433,125
      15,300   TCI International Inc.+..........................        43,748
                                                                  ------------
                                                                    12,937,148
                                                                  ------------

               Transportation/Transportation Services-3.0%
     636,400   GATX Corporation.................................    20,961,425
      53,100   KLLM Transport Services Inc.+....................       331,874
      53,600   Maritrans Inc....................................       308,200
     800,000   Wisconsin Central Transportation Corporation+....    10,625,000
                                                                  ------------
                                                                    32,226,499
                                                                  ------------
               TOTAL COMMON STOCKS-DOMESTIC
               (Cost $648,732,414)..............................   804,825,241
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN-19.8%
              Finland-0.2%
     18,300   Huhtamaki Group, Class I..........................  $    652,514
     15,500   Kone Corporation, Class B.........................     1,658,028
                                                                  ------------
                                                                     2,310,542
                                                                  ------------
              France-0.0%++
        900   Bongrain SA.......................................       337,829
                                                                  ------------

              Hong Kong-0.3%
  1,210,000   CDL Hotels International Ltd......................       374,734
    478,000   Jardine Strategic Holdings Ltd....................       807,820
  1,506,000   South China Morning Post (Holdings) Ltd...........       835,641
    525,000   Swire Pacific Ltd., Class B.......................       359,055
    182,000   Wing Hang Bank Ltd................................       483,799
                                                                  ------------
                                                                     2,861,049
                                                                  ------------
              Ireland-0.0%++
    202,592   Crean (James) PLC.................................       240,791
                                                                  ------------

              Japan-7.4%
     56,000   Agro-Kanesho Company Ltd..........................       425,622
     63,000   Aichi Electric Company Ltd........................       101,084
     93,600   Aiful Corporation.................................     6,378,854
     67,000   Amatsuji Steel Ball Manufacturing Company.........       565,807
    104,000   Belluna Company Ltd...............................     1,396,445
     33,000   CCI Corporation...................................       211,797
      1,000   Charle Company....................................         9,289
     89,000   Chiyoda Company...................................       736,562
    247,700   Chofu Seisakusho Company..........................     3,154,428
     70,500   Credia Company Ltd................................     1,238,357
    131,000   Daido Metal Company...............................       383,879
    140,000   Danto Corporation.................................       667,990
    179,000   Denkyosha.........................................       793,607
     61,000   Denyo Company Ltd.................................       399,232
     93,000   Fuji Coca-Cola Bottling Company...................     1,162,353
     76,800   Fuji Photo Film Company Ltd., ADR.................     2,889,600
     17,000   Fuji Photo Film Ltd...............................       643,162
    326,000   Fujitec Company Ltd...............................     2,648,414
    293,000   Fukuda Denshi.....................................     4,750,749
    275,000   Gakken Company Ltd+...............................       325,127
    206,000   Hitachi Koki Company Ltd..........................       607,136
     78,000   Hitachi Medical Corporation.......................       876,730
    109,000   Inaba Denkisangyo Company Ltd.....................     1,123,000
     16,000   Kansai Paint Company Ltd..........................        42,427
    112,000   Katsuragawa Electric Company......................       633,704
    262,000   Kawagishi Bridge Works............................       683,680
    130,000   Koito Manufacturing...............................       621,374
     53,000   Koyosha Inc.......................................       172,318
    389,000   Mandom Corporation................................     4,533,378

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN
              Japan-(Continued)
     95,000   Matsumoto Yushi-Seiyaku Company...................  $  1,909,386
     19,000   Matsushita Electric Industrial Company............       370,646
     44,000   Meito Sangyo Company..............................       423,595
     91,000   Mitsubishi Pencil Company Ltd.....................       629,388
    200,000   Morito............................................       895,157
     58,000   Nankai Plywood Company Ltd........................       248,330
    107,000   Nippon Cable System...............................       826,796
    118,000   Nippon Konpo Unyu Soko............................       832,074
     19,000   Nissie Plastic Industrial Company Ltd.............       116,970
     48,300   Nissin Company Ltd................................     1,419,449
     52,000   Nitto FC Company..................................       180,045
     72,000   Oak...............................................        96,069
    116,000   Osaka Steel Company Ltd...........................       425,149
    185,000   Prospect Japan Fund Ltd...........................     1,259,850
    119,000   Riken Vitamin.....................................     1,256,175
     19,000   Sangetsu Company Ltd..............................       304,860
     31,000   Sanko Sangyo Company..............................       235,612
    130,600   Sanyo Shinpan Finance Company Ltd.................     5,558,620
     63,800   Shikoku Coca-Cola Bottling........................       969,810
     82,000   Shinki Company Ltd................................     1,378,034
    192,000   Shionogi & Company Ltd............................     1,686,273
     73,000   SK Kaken Company Ltd..............................     1,091,162
    220,000   Sonton Food Industry..............................     2,006,503
    196,000   Sotoh Company Ltd.................................       993,117
    125,900   Sysmex Corporation................................     1,956,306
    186,000   Tachi-S...........................................       863,911
    103,700   Takefuji Corporation..............................     7,969,176
      1,000   Takigami Steel Construction Company Ltd...........         2,584
    141,000   Teikoku Hormone Manufacturing Company.............     1,166,913
    111,000   Tomita Electric Company Ltd.......................       379,639
     10,000   Torii Company Ltd.................................        31,246
    162,000   Torishima Pump Manufacturing......................       633,417
     64,000   Toso Company Ltd..................................       189,165
     78,000   Toyo Technical Company Ltd........................       461,090
    188,000   Tsubaki Nakashima Company Ltd.....................     1,262,171
    220,800   Tsuchiya Home Company.............................       885,699
    214,000   U-Shin............................................       679,509
     45,000   Zojirushi.........................................       288,815
                                                                  ------------
                                                                    80,058,816
                                                                  ------------
              Malaysia-0.1%
    485,000   Star Publications (Malaysia)......................       455,525
                                                                  ------------

              Netherlands-1.6%
    218,600   Akzo Nobel NV, Sponsored ADR......................     8,115,525
     21,000   European Vinyls Corporation International NV......       152,026
     36,500   Holdingmaatschappij de Telegraaf NV...............       920,885

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
              COMMON STOCKS-FOREIGN
              Netherlands-(Continued)
    120,800   Unilever NV, ADR..................................  $  8,025,650
                                                                  ------------
                                                                    17,214,086
                                                                  ------------
              Singapore-0.4%
    518,000   Cycle & Carriage Ltd..............................     2,190,211
    264,000   Fraser & Neave Ltd................................       940,400
    266,000   Overseas Union Bank Ltd...........................       939,820
     94,800   Robinson and Company Ord..........................       252,580
                                                                  ------------
                                                                     4,323,011
                                                                  ------------
              Spain-0.0%++
     32,000   Unipapel SA.......................................       414,912
                                                                  ------------

              Sweden-4.7%
    804,300   Pharmacia & Upjohn Inc., Depository Shares........    50,629,867
                                                                  ------------

              Switzerland-3.0%
      3,650   Compagnie Financiere Richemont AG.................     6,077,157
      2,000   Edipresse SA, Bearer..............................       460,237
    269,000   Nestle SA, Registered, ADR........................    24,478,542
     10,666   Novartis AG, ADR..................................       866,635
                                                                  ------------
                                                                    31,882,571
                                                                  ------------
              United Kingdom-2.1%
    875,000   British Steel Ord.................................     1,804,148
    315,000   Caradon PLC.......................................       693,979
    274,000   Carclo Engineering Group PLC......................       515,205
    445,000   Dowding & Mills PLC...............................       323,203
     61,145   Elementis PLC.....................................        91,780
    163,670   Glaxo Wellcome PLC, Units, Sponsored ADR..........    10,955,661
    142,000   Hardys & Hansons PLC..............................       574,116
     41,711   HSBC Holdings.....................................     1,328,254
    189,385   McAlpine (Alfred) PLC.............................       519,634
     50,000   Molins PLC........................................       110,962
    508,505   Pilkington PLC....................................       677,099
     93,333   Rexam PLC.........................................       309,564
     63,800   SmithKline Beecham PLC, Units, ADR................     4,561,700
    131,579   Thistle Hotels PLC................................       355,717
                                                                  ------------
                                                                    22,821,022
                                                                  ------------
              TOTAL COMMON STOCKS-FOREIGN
              (Cost $156,723,872)...............................   213,550,021
                                                                  ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Portfolio of Investments

March 31, 1999
                                                                      Market
    Face                                                              Value
    Value                                                            (Note 1)
    -----                                                            --------
              COMMERCIAL PAPER-1.9%
              (Cost $20,000,000)
$20,000,000   General Electric Capital Corporation,
              5.060% due 4/1/99..............................  $    20,000,000
                                                               ---------------

              U.S. TREASURY BILL-0.1%
              (Cost $966,594)
  1,000,000   4.501%** due 1/6/00............................          965,620
                                                               ---------------

              REPURCHASE AGREEMENT-1.6%
              (Cost $17,230,000)
 17,230,000   Agreement with UBS Securities Inc., 4.880%
              dated 3/31/99, to be repurchased at
              $17,232,336 on 4/1/99, collateralized by
              $17,209,000 U.S. Treasury Notes,
              6.000% due 2/15/26 (market value
              $17,483,268)...................................       17,230,000
                                                               ---------------

TOTAL INVESTMENTS (Cost $843,652,880*).............  98.0%       1,056,570,882
OTHER ASSETS AND LIABILITIES (Net).................   2.0           21,643,609
                                                    -----      ---------------
NET ASSETS......................................... 100.0%     $ 1,078,214,491
                                                    =====      ===============

-----------
 * Aggregate cost for Federal tax purposes was $849,570,415.
** Rate represents annualized yield at date of purchase (unaudited).
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR   American Depository Receipt
Ord   Ordinary Shares


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Schedule of Forward Exchange Contracts

March 31, 1999

                                                  Contract         Market
                                                    Value          Value
    Contracts                                       Date          (Note 1)
    ---------                                     --------     -------------

FORWARD EXCHANGE CONTRACTS TO BUY
    1,234,088  European Economic Union Euro....    4/23/99     $  1,335,140
      894,964  European Economic Union Euro....     6/8/99          970,829
      442,945  European Economic Union Euro....    6/17/99          480,741
      339,067  European Economic Union Euro....    8/27/99          435,013
    1,299,206  European Economic Union Euro....    11/5/99        1,422,683
    5,075,350  European Economic Union Euro....   12/10/99        5,570,765
      558,989  Great Britain Pound Sterling....    7/23/99          901,708
  172,000,000  Japanese Yen....................     5/6/99        1,460,092
    1,925,298  New Zealand Dollar..............     6/8/99        1,030,567
      928,333  New Zealand Dollar..............    1/18/00          497,906
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY                        ------------
(Contract Amount $14,502,408).................                 $ 14,105,444
                                                               ============
FORWARD EXCHANGE CONTRACTS TO SELL
    1,234,088  European Economic Union Euro....    4/23/99     $ (1,335,140)
      894,964  European Economic Union Euro....     6/8/99         (970,829)
      442,945  European Economic Union Euro....    6/17/99         (480,741)
      339,067  European Economic Union Euro....    8/27/99         (435,013)
    1,299,206  European Economic Union Euro....    11/5/99       (1,422,683)
    5,075,350  European Economic Union Euro....   12/10/99       (5,570,765)
      840,401  European Economic Union Euro....   12/23/99         (923,237)
    1,792,275  European Economic Union Euro....    3/27/00       (1,981,446)
      373,808  Great Britain Pound Sterling....     6/8/99         (603,045)
      614,893  Great Britain Pound Sterling....     7/2/99         (991,887)
      558,989  Great Britain Pound Sterling....    7/23/99         (901,708)
    4,788,699  Great Britain Pound Sterling....   12/23/99       (7,732,646)
      968,230  Great Britain Pound Sterling....    1/18/00       (1,563,951)
    1,537,515  Great Britain Pound Sterling....    2/11/99       (2,484,206)
    1,240,156  Great Britain Pound Sterling....     3/6/00       (2,004,324)
      306,861  Great Britain Pound Sterling....    3/29/00         (496,081)
    5,553,450  Hong Kong Dollar................    4/23/99         (716,257)
    7,935,500  Hong Kong Dollar................    1/18/00       (1,009,821)
    5,160,675  Hong Kong Dollar................    2/11/00         (655,599)
    3,946,500  Hong Kong Dollar................    3/29/00         (499,693)
    4,070,240  Japanese Yen....................     4/1/99          (34,373)
  681,065,000  Japanese Yen....................    4/23/99       (5,770,701)
1,877,850,000  Japanese Yen....................     5/6/99      (15,940,895)
  912,065,000  Japanese Yen....................     6/8/99       (7,774,840)
  361,530,000  Japanese Yen....................    7/23/99       (3,100,422)
  168,735,000  Japanese Yen....................    11/5/99       (1,468,579)
  817,320,000  Japanese Yen....................   12/10/99       (7,149,051)
  559,500,000  Japanese Yen....................   12/23/99       (4,902,951)
  685,503,000  Japanese Yen....................    2/11/99       (6,049,707)
  692,820,000  Japanese Yen....................     3/6/99       (6,134,938)
1,679,400,000  Japanese Yen....................    3/27/99      (14,915,116)

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Schedule of Forward Exchange Contracts

March 31, 1999
                                                    Contract      Market
                                                     Value        Value
         Contracts                                   Date        (Note 1)
         ---------                                  --------  --------------
FORWARD EXCHANGE CONTRACTS TO SELL
        337,230,000        Japanese Yen............  3/29/00  $ (2,995,886)
          1,925,298        New Zealand Dollar......   6/8/99    (1,030,566)
            928,333        New Zealand Dollar......  1/18/00      (497,906)
          1,381,840        Singapore Dollar........   6/8/99      (805,025)
          1,599,500        Singapore Dollar........  11/5/99      (942,075)
          1,622,800        Singapore Dollar........ 12/10/99      (957,892)
          1,322,000        Singapore Dollar........  1/18/00      (782,238)
            842,150        Singapore Dollar........  3/27/00      (500,386)
          2,376,000        Swedish Krona...........  6/17/99      (290,547)
         43,579,250        Swedish Krona...........  7/23/99    (5,340,279)
         14,027,380        Swedish Krona...........  8/27/99    (1,722,504)
         32,084,000        Swedish Krona........... 12/10/99    (3,965,466)
         13,875,225        Swedish Krona........... 12/23/99    (1,716,330)
         24,133,500        Swedish Krona...........   1/4/00    (2,987,505)
         15,379,400        Swedish Krona...........  1/18/00    (1,905,502)
         27,097,350        Swedish Krona...........  2/11/00    (3,362,409)
         20,212,500        Swedish Krona...........  3/29/00    (2,515,476)
          1,745,160        Swiss Franc.............  4/23/99    (1,183,939)
          5,381,370        Swiss Franc.............   6/8/99    (3,668,742)
          2,201,850        Swiss Franc.............  7/23/99    (1,508,300)
          2,672,400        Swiss Franc............. 12/10/99    (1,858,090)
          8,050,800        Swiss Franc............. 12/31/99    (5,610,070)
         10,496,000        Swiss Franc.............  1/18/00    (7,327,867)
          8,150,400        Swiss Franc.............  2/11/00    (5,704,656)
          3,511,750        Swiss Franc.............  3/27/00    (2,469,562)
          2,121,750        Swiss Franc.............  3/29/00    (1,492,375)
                                                             -------------
         TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
         (Contract Amount $170,158,834)............          $(169,162,238)
                                                             =============


                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statement of Assets and Liabilities

March 31, 1999

ASSETS
  Investments, at value (Cost $843,652,880) (Note 1)
    See accompanying schedule...........................  $ 1,056,570,882
  Cash and foreign currency (Cost $14,541,433)..........       14,542,119
  Receivable for investment securities sold.............        7,696,792
  Dividends and interest receivable.....................        2,035,095
  Receivable for Fund shares sold.......................        1,269,537
  Net unrealized appreciation of forward exchange
   contracts (Note 1)...................................          599,632
Prepaid expenses........................................            7,396
                                                          ---------------
         Total Assets...................................    1,082,721,453
                                                          ---------------

LIABILITIES
  Payable for Fund shares redeemed...............$ 2,545,220
  Payable for investment securities purchased....    971,250
  Investment advisory fee payable (Note 2).......    641,953
  Transfer agent fees payable (Note 2)...........     77,091
  Custodian fees payable (Note 2)................     13,000
  Accrued expenses and other payables............    258,448
                                                 -----------
         Total Liabilities..............................        4,506,962
                                                          ---------------
NET ASSETS..............................................  $ 1,078,214,491
                                                          ===============
NET ASSETS consist of
  Undistributed net investment income...................  $        29,374
  Accumulated net realized gain on securities, forward
    exchange contracts and foreign currencies...........       22,346,297
  Net unrealized appreciation of securities, forward
    exchange contracts, foreign currencies and net other
    assets..............................................      213,523,309
  Par value.............................................            4,814
  Paid-in capital in excess of par value................      842,310,697
         Total Net Assets...............................  $ 1,078,214,491
                                                          ===============
NET ASSET VALUE, offering and redemption price per
  share ($1,078,214,491 / 48,136,058 shares of common
  stock outstanding)....................................  $         22.40
                                                          ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statement of Operations

For the Year Ended March 31, 1999

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $349,281)....  $    16,835,642
   Interest....................................................        4,243,339
                                                                 ---------------
            Total Investment Income............................       21,078,981
                                                                 ---------------
EXPENSES
   Investment advisory fee (Note 2)............... $ 13,594,779
   Administration fee (Note 2)....................      437,177
   Transfer agent fees (Note 2)...................      466,894
   Custodian fees (Note 2)........................      204,656
   Legal and audit fees...........................       70,087
   Directors' fees and expenses (Note 2)..........       27,815
   Amortization of organization costs (Note 5)....       12,980
   Other..........................................      444,616
   Waiver of fees by investment adviser (Note 2)..     (121,000)
                                                   ------------
            Total Expenses.....................................       15,138,004
                                                                 ---------------
NET INVESTMENT INCOME..........................................        5,940,977
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3)
   Net realized gain:
       Securities..............................................      29,526,022
       Forward exchange contracts..............................       1,132,217
       Foreign currencies and net other assets.................          66,414
                                                                 --------------
   Net realized gain on investments during the year............      30,724,653
                                                                 --------------
   Net change in unrealized appreciation (depreciation) of:
       Securities..............................................     (50,963,605)
       Forward exchange contracts..............................      (3,506,282)
       Foreign currencies and net other assets.................           4,708
                                                                 --------------
   Net unrealized depreciation of investments during the year..     (54,465,179)
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS................     (23,740,526)
                                                                 --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $  (17,799,549)
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Statements of Changes in Net Assets

                                                                                Year              Year
                                                                               Ended              Ended
                                                                              3/31/99            3/31/98
                                                                              -------            -------
Net investment income................................................  $     5,940,977    $     4,232,973
Net realized gain on securities, forward exchange contracts
         and currency transactions during the year...................       30,724,653         15,187,523
Net unrealized appreciation (depreciation) of securities,
         forward exchange contracts, foreign currencies and
         net other assets during the year............................      (54,465,179)       203,651,397
                                                                       ---------------     --------------
Net increase (decrease) in net assets resulting from operations......      (17,799,549)       223,071,893
Distributions:
         Dividends to shareholders from net investment income........       (7,030,923)        (5,448,502)
         Distributions to shareholders from net realized gain on
                  investments........................................      (12,518,672)       (13,982,759)
Net increase in net assets from Fund share transactions (Note 4).....      104,325,915        465,129,709
                                                                       ---------------     --------------
Net increase in net assets...........................................       66,976,771        668,770,341
NET ASSETS
Beginning of year....................................................    1,011,237,720        342,467,379
                                                                       ---------------     --------------
End of year (including undistributed net investment income
     of $29,374 and $1,863,348, respectively)........................  $ 1,078,214,491    $ 1,011,237,720
                                                                       ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
Financial Highlights

For a Fund share outstanding throughout each year.


                                            Year       Year         Year     Year      Year
                                            Ended       Ended      Ended     Ended     Ended
                                           3/31/99     3/31/98    3/31/97  3/31/96(a) 3/31/95(a)
                                           -------    --------    -------  ---------- ----------
Net asset value, beginning of year.........$ 23.04   $    16.22  $   14.29  $  10.71  $    9.71
                                           -------   ----------  ---------  --------  ---------
Income from investment operations:
Net investment income (b)..................   0.12         0.11       0.13      0.15       0.13
Net realized and unrealized gain (loss)
     on investments........................  (0.37)        7.31       2.39      3.56       0.93
                                           -------   ----------  ---------  --------  ---------
         Total from investment operations..  (0.25)        7.42       2.52      3.71       1.06
                                           -------   ----------  ---------  --------  ---------
Distributions:
     Dividends from net investment income..  (0.14)       (0.17)     (0.17)    (0.11)     (0.06)
     Distributions from net realized gains.  (0.25)       (0.43)     (0.42)    (0.02)
                                           -------   ----------  ---------  --------  ---------
         Total distributions...............  (0.39)       (0.60)     (0.59)    (0.13)     (0.06)
                                           -------   ----------  ---------  --------  ---------
Net asset value, end of year...............$ 22.40   $    23.04  $   16.22  $  14.29  $   10.71
                                           =======   ==========  =========  ========  =========
Total return (c)...........................  (1.09)%      46.14%     17.75%    34.70%     11.02
                                           ========  ==========  =========  ========  =========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)....... $1,078,214   $1,011,238   $342,467  $201,599    $58,856
Ratio of operating expenses to average
     net assets (d)......................       1.39%        1.39%      1.39%     1.39%      1.74%
Ratio of net investment income to average
     net assets..........................       0.55%        0.69%      0.92%     1.13%      1.25%
Portfolio turnover rate..................         16%           6%        16%        9%         4%

---------------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were $0.12, $0.11,
    $0.11, $0.12 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were 1.40%, 1.41%, 1.52%, 1.61% and 1.94%, respectively.

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

1.   Significant Accounting Policies

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation. Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements


value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     Repurchase Agreements. The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund see ks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements


and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Exchange Contracts. The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

time, Tweedy Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, Tweedy, Browne voluntarily waived fees of $121,000.

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $31.3 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                             Fees on Assets
                                                Between
                           -----------------------------------------------------
                               Up to        $500 Million and      Exceeding
                           $500 Million        $1 Billion         $1 Billion
--------------------------------------------------------------------------------
Administration Fees            0.06%            0.04%               0.02%
--------------------------------------------------------------------------------
                               Up to          Exceeding
                           $100 Million     $100 Million
--------------------------------------------------------------------------------
Accounting Fees                0.03%             0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1999, Boston Safe did not waive any custody fees. First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   Securities Transactions

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 1999, aggregated $299,601,595 and $161,292,069, respectively.

     At March 31, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $263,849,104 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $56,848,637.

4.   Capital Stock

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                         ---------------------------------------------------------------
                             Year Ended 3/31/99               Year Ended 3/31/98
                         ---------------------------------------------------------------
                             Shares           Amount            Shares          Amount
----------------------------------------------------------------------------------------
Sold                       24,992,421    $ 560,483,799       29,306,959    $ 598,418,949
Reinvested                    771,582       17,467,680          854,761       17,761,820
Redeemed                  (21,518,449)    (473,625,564)      (7,390,306)    (151,051,060)
----------------------------------------------------------------------------------------
Net Increase                4,245,554    $ 104,325,915       22,771,414    $ 465,129,709
----------------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND
Notes to Financial Statements

5.   Organization Costs

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. At March 31, 1999, all such costs have been fully amortized.

6.   Line of Credit

     Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund and the Tweedy, Browne Global Value Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; however, the total credit available to the Fund and the Tweedy, Browne Global Value Fund is $50 million. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund and the Tweedy, Browne Global Value Fund pay a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1999, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

     We have audited the accompanying statement of assets and liablities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                       /s/ Earnst & Young LLP

Boston, Massachusetts
May 7, 1999

TWEEDY, BROWNE AMERICAN VALUE FUND
Tax Information (unaudited)


Year Ended March 31, 1999

     For the fiscal year ended March 31, 1999, the amount of long-term capital gain designated by the Fund was $10,442,851, which is taxable as a 20% rate gain for Federal income tax purposes.

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1999, 76.68% qualify for the dividend received deduction available to corporate shareholders.

                           TWEEDY, BROWNE FUND INC.
                      52 Vanderbilt Avenue, NY, NY 10017
                                 800-432-4789